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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEGG MASON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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100 Light Street

Baltimore, Maryland 21202

June 22, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held at The Center Club, 100 Light Street, 16th Floor, Baltimore, Maryland at 10:00 a.m. on Thursday, July 19, 2007. On the following pages you will find the Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Accordingly, I encourage you to sign, date and return the enclosed proxy card promptly.

I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely,

RAYMOND A. MASON
Chairman of the Board, President and Chief Executive Officer

LEGG MASON, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Thursday, July 19, 2007

To the Stockholders of

LEGG MASON, INC.:

The Annual Meeting of Stockholders of Legg Mason, Inc., a Maryland corporation, will be held at The Center Club, 100 Light Street, 16th Floor, Baltimore, Maryland, on Thursday, July 19, 2007 at 10:00 a.m. to consider and vote upon:

(1)	The election of four directors for the three-year term ending in 2010 and the election of one director for the two-year term ending in 2009;

(2)	Amendment of the Legg Mason, Inc. 1996 Equity Incentive Plan;

(3)	Amendment of the Legg Mason, Inc. Non-Employee Director Equity Plan;

(4)	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending March 31, 2008;

(5)	A proposal submitted by one of our stockholders; and

(6)	Any other matter that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 21, 2007 as the date for determining stockholders of record entitled to notice of and to vote at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement and 2007 Annual Report to Stockholders.

By order of the Board of Directors

ROBERT F. PRICE
Secretary

June 22, 2007

LEGG MASON, INC.

PROXY STATEMENT

LEGG MASON, INC.

100 Light Street

Baltimore, Maryland 21202

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Thursday, July 19, 2007

The Board of Directors of Legg Mason, Inc. (“Legg Mason”, “we” or “us”) is soliciting the enclosed proxy from its stockholders. A stockholder who has granted the enclosed proxy may revoke it at any time before we exercise it. We will bear the cost of soliciting proxies. We are soliciting proxies by mail, and our officers, directors and employees may also solicit proxies by telephone or any other means of communication. We may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. We are first sending this proxy material to our stockholders on or about June 22, 2007.

To be entitled to notice of and to vote at the meeting, you must have been a stockholder of record at the close of business on May 21, 2007. As of the close of business on that date, we had outstanding and entitled to vote (1) 131,790,065 shares of our common stock, $.10 par value, each of which is entitled to one vote, and (2) 2,060,522 exchangeable shares, no par value, of one of our Canadian subsidiaries, each of which is exchangeable into one share of common stock and is entitled to one vote. The holders of common stock and exchangeable shares will vote together as a single class at the meeting.

We must have a quorum of stockholders (at least 50% of all stockholders entitled to vote) present at the meeting either in person or represented by proxy in order for any business to be conducted. Directors are elected by a plurality of the votes cast by the holders of shares of common stock and exchangeable shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not affect the plurality vote for the election of directors. Each of the amendments to the Legg Mason, Inc. 1996 Equity Incentive Plan and the Legg Mason, Inc. Non-Employee Director Equity Plan will be approved if it receives the affirmative vote of a majority of the votes cast on the proposal and the total votes cast on the proposal represent over 50% of all securities entitled to vote on the proposal. Therefore, if holders of more than 50% in interest of all securities entitled to vote on each proposal cast votes, abstentions and broker non-votes will not have any effect on the result of the vote. On the other hand, if holders of less than 50% in interest of all securities entitled to vote on each proposal cast votes, abstentions and broker non-votes will have the effect of a vote against the proposal. The stockholder proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will not affect the majority vote for the stockholder proposal.

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each year, one class is elected to serve for a term of three years. Our stockholders will vote at this Annual Meeting for:

•	the election of four directors for the three-year term expiring at the Annual Meeting of Stockholders in 2010; and

•

the election of Robert E. Angelica for the two-year term expiring at the Annual Meeting of Stockholders in 2009. Our Board of Directors elected Mr. Angelica as a director in February 2007 to fill a vacancy on the Board. To balance the classes, he was assigned to the class whose term expires in 2009. Under Maryland law, Mr. Angelica must be elected by stockholders at this Annual Meeting in order to continue serving as a director.

All nominees presently serve as directors.

Unless a stockholder withholds authority to vote, the persons named in the enclosed proxy will vote for the election of the nominees named. If any nominee is unable to serve, the persons named in the proxy may vote for a substitute nominee that they determine. Our Board of Directors has no reason to believe that any nominee will be unable to serve.

The Board of Directors recommends a vote “FOR” the election of each nominated director.

Nominees for Director for the Term Expiring in 2010

Harold L. Adams, age 68, has been a director of Legg Mason since January 1988. He has been the Chairman Emeritus of RTKL Associates, Inc., an international architecture, engineering and planning firm, since April 2003. Previously, he served as Chairman of the Board of that firm from 1987 through April 2003, as its Chief Executive Officer from 1971 through April 2002 and as its President from 1969 through 2000. He is a director of Lincoln Electric Holdings, Inc. and Commercial Metals Company.

Raymond A. Mason, age 70, has been Chairman of the Board and Chief Executive Officer of Legg Mason since its formation in 1981. He has also served as President of Legg Mason since 1981, except during fiscal year 2007.

Margaret Milner Richardson, age 64, has been a director of Legg Mason since November 2003. She is currently engaged in private consulting and investment activities. Ms. Richardson was a partner of Ernst & Young LLP, an international accounting and auditing firm, from 1997 until June 2003. From 1993 to 1997, she served as the United States Commissioner of Internal Revenue. Ms. Richardson is a director of Jackson Hewitt Tax Service Inc.

Kurt L. Schmoke, age 57, has been a director of Legg Mason since January 2002. He has been Dean of the School of Law at Howard University since January 2003. From December 1999 through January 2003, he was a partner in the law firm of Wilmer Hale. From December 1987 through December 1999, he was Mayor of the City of Baltimore. He is a director of The McGraw-Hill Companies, Inc.

Nominee for Director for the Term Expiring in 2009

Robert E. Angelica, age 60, has been a director of Legg Mason since February 2007. He is currently engaged in private investment activities. Mr. Angelica was recommended to the Nominating and Corporate Governance Committee for consideration as a director candidate of Legg Mason by the Chairman of the Board. Until December 2006, Mr. Angelica served as the Chairman and Chief Executive Officer of the AT&T Investment Management Corporation, a subsidiary of AT&T Inc.

Directors Continuing in Office

Directors whose terms will expire in 2008

Dennis R. Beresford, age 68, has been a director of Legg Mason since September 2002. He is currently a professor at the University of Georgia, a position he has held since 1997, and was Chairman of the Financial Accounting Standards Board from 1987 to 1997. Mr. Beresford is a director of Kimberly-Clark Corporation and Federal National Mortgage Association.

Edward I. O’Brien, age 78, has been a director of Legg Mason since February 1993. He is engaged in private investment activities. He has served in an advisory capacity to certain entities in the securities business, having served as a consultant to the Securities Industry Association from 1992 to 1993, and as its President from 1974 to 1992. Mr. O’Brien is a director of 62 mutual funds in the Neuberger & Berman mutual funds complex.

W. Allen Reed, age 60, has been a director of Legg Mason since April 2006. He is a Senior Advisor for AEA Holdings, Inc., a real estate and private equity asset management company, and is engaged in private investment activities. From January 2006 to March 2006, Mr. Reed served as Chairman of the Board of General Motors Asset Management Corporation (“GMAMC”), the investment management subsidiary of General Motors Corporation, where he served as Vice President from July 1994 to March 2006. He also served as Chief Executive Officer and President of GMAMC and General Motors Investment Management Corporation from July 1994 to December 2005 and as Chairman of the Board and Chief Executive Officer of General Motors Trust Bank, N.A. from October 2003 to March 2006 and of General Motors Trust Company from May 1999 to March 2005. Mr. Reed is a director of Temple-Inland Inc. and 171 mutual funds in the Morgan Stanley mutual funds complex.

Roger W. Schipke, age 70, has been a director of Legg Mason since January 1991. He is engaged in private investment activities. Since September 2002, Mr. Schipke has been an Executive in Residence at the University of Louisville, College of Business and Public Administration.

Nicholas J. St. George, age 68, has been a director of Legg Mason since July 1983. He is engaged in private investment activities. He was the Chief Executive Officer of Oakwood Homes Corporation, a manufacturer and retailer of manufactured homes, from 1979 to 1999.

Directors whose terms will expire in 2009

John E. Koerner III, age 64, has been a director of Legg Mason since October 1990. Since 1995, he has been the managing member of Koerner Capital, LLC, a private investment company, or the President of its predecessor, Koerner Capital Corporation.

Cheryl Gordon Krongard, age 51, has been a director of Legg Mason since January 2006 and is engaged in private investment activities. She served as a senior partner of Apollo Management, L.P., a private investment company, from January 2002 to December 2004 and was the Chief Executive Officer of Rothschild Asset Management, an asset management firm, from 1994 to 2000. Ms. Krongard is a director of Educate Inc. and US Airways Group Inc.

James E. Ukrop, age 69, has been a director of Legg Mason since January 1985. Since 1997, he has been the Chairman of the Board of Ukrop’s Super Markets, Inc., which operates a chain of supermarkets in Virginia, and was Chief Executive Officer and President of that company from 1975 to 1997. Mr. Ukrop is a director of Owens & Minor, Inc. and Chairman of First Market Bank.

Committees of the Board—Board Meetings

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The current charters for these committees, as approved by our Board of Directors, are on, and may be printed from, our corporate website at www.leggmason.com under the “Investor Relations—Board Committees” section. We will provide a copy of these charters, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202. In addition, the Audit Committee Charter, as amended on January 23, 2007, is attached hereto as Appendix A.

During the fiscal year ended March 31, 2007, our Board of Directors met five times, our Audit Committee met seven times, our Compensation Committee met five times and our Nominating and Corporate Governance Committee met four times. While we have no formal policy on the matter, directors are generally expected to attend Annual Meetings of Stockholders. All of our directors who were on the Board of Directors at the time attended our 2006 Annual Meeting of Stockholders except for John E. Koerner III. During fiscal year 2007, each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all Board committees of which he or she was a member that were held during the period in which he or she was a director.

Audit Committee. Messrs. Beresford (Chairman), Adams, O’Brien and Reed are the members of our Audit Committee. The Audit Committee’s primary purpose is to oversee our financial accounting and reporting to stockholders. Its duties include:

•	selecting and compensating the independent registered public accounting firm (“Independent Auditors”);

•	providing oversight of the work of the Independent Auditors and reviewing the scope and results of the audits conducted by them;

•	reviewing the activities of our internal auditors;

•	discussing with Independent Auditors, internal auditors and management the organization and scope of our internal system of accounting and financial controls; and

•	reviewing and discussing certain matters that may have a material impact on our financial statements, including litigation and legal matters and critical accounting policies and estimates.

Our Board of Directors has determined that Mr. Beresford qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). Our Board of Directors has also determined that all members of our Audit Committee are “independent” as defined in the New York Stock Exchange Listing Standards and the applicable SEC rules.

Compensation Committee. Messrs. Schipke (Chairman), Koerner and Schmoke and Ms. Krongard are the members of our Compensation Committee. The Compensation Committee’s responsibilities include determining the compensation of our chief executive officer (subject to the approval of our non-employee directors), approving the compensation of our chief financial officer and our three other most highly compensated executive officers and recommending to our Board of Directors the compensation to be paid to our non-employee directors. The Compensation Committee also serves as the administrative committee of certain of our employee benefit plans.

Our Board of Directors has determined that all of the members of our Compensation Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Nominating and Corporate Governance Committee. Messrs. St. George (Chairman) and Ukrop and Ms. Richardson are the members of our Nominating and Corporate Governance Committee. This committee’s responsibilities include identifying qualified director nominees, evaluating directors and committee members and developing and recommending to our Board of Directors corporate governance principles and a corporate code of conduct.

Our Board of Directors has determined that all of the members of our Nominating and Corporate Governance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Compensation of Directors

The Compensation Committee annually reviews and recommends to our Board of Directors the compensation of our non-employee directors. As part of this review, the Committee consults with McLagan Partners, Inc., a compensation consulting and research firm, to determine the reasonableness and adequacy of our non-employee director compensation. In April 2007, the Compensation Committee recommended, and our Board of Directors approved, changes to our non-employee director compensation for fiscal year 2008. The following table outlines the cash compensation that was paid to our non-employee directors in fiscal year 2007 and the cash compensation that will be paid to our non-employee directors in fiscal year 2008.

Compensation Element	Fiscal Year 2007	Fiscal Year 2008
Cash Retainers
Annual Board Retainer	$25,000	$40,000
Audit Committee Chairman Retainer	$18,000	$15,000
Nominating and Compensation Committee Chairmen Retainers	$5,000	$7,500
Lead Independent Director Retainer	$20,000	$20,000
Audit Committee Member Retainer	None	$20,000 (paid to all members including the Chair)
Nominating and Compensation Committee Member Retainers	None	$15,000 (paid to all members including the Chair)

Meeting Fees
Board Meeting Fees	$4,000 per meeting attended	$2,000 per meeting attended beginning with the sixth meeting in the year
Audit Committee Meeting Fees	$4,000 per meeting attended	$2,000 per meeting attended beginning with the sixth meeting in the year
Nominating and Compensation Committee Meeting Fees	$2,500 per meeting attended	$2,000 per meeting attended beginning with the sixth meeting in the year

In addition, under the terms of the Legg Mason, Inc. Non-Employee Director Equity Plan (the “Director Equity Plan”), each of our non-employee directors receives, on the 31st day after he or she is first elected as a director, and on the date of each subsequent Annual Meeting of Stockholders, his or her choice of:

•	a grant of shares of common stock that have a market value, on the grant date, of $125,000;

•	a grant of shares of common stock that have a market value, on the grant date, of $75,000, plus $50,000 in cash;

•	options to acquire a number of shares of common stock equal to three times the number of shares that would be granted under the first bullet above; or

•	a grant of a number of Restricted Stock Units equal to the number of shares that would be granted under the first bullet above.

Options granted under the Director Equity Plan have an exercise price equal to the fair market value of the common stock on the grant date, are exercisable immediately upon the grant date and have an eight-year term regardless of whether the recipient continues to be a director. Restricted Stock Units granted under the Director Equity Plan are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the recipient stops serving as a director of Legg Mason. The number of Restricted Stock Units credited to a director will be increased to reflect all dividends paid on common stock based on the market price of a share of common stock on the dividend payment date. The Director Equity Plan covers an aggregate of 625,000 shares of common stock.

In April 2007, the Compensation Committee recommended and the Board approved, subject to the approval of our stockholders at this Annual Meeting, an amendment to the Director Equity Plan eliminating the issuance of options. See “Proposed Amendment of Non-Employee Director Equity Plan” below. If our stockholders approve this amendment, beginning with fiscal year 2008 our non-employee directors will no longer be able to elect to receive stock options under the plan.

Director Compensation Table

The following table provides information about the compensation earned by our non-employee directors in fiscal year 2007.

Name	Fees Earned or Paid in Cash(1)		Stock Awards		Option Awards(2)	All Other Compensation(3)	Total
Harold L. Adams	$65,000		$—		$173,859	$58	$238,917
Robert E. Angelica	50,000	(4)	74,994	(5)	—	6	125,000
Dennis R. Beresford	83,000		124,942	(6)	—	58	208,000
Carl Bildt(7)	35,500		—		173,859	58	209,417
John E. Koerner III	58,500		—		173,859	58	232,417
Cheryl Gordon Krongard	52,500		—		173,859	58	226,417
Edward I. O’Brien	65,000		—		173,859	58	238,917
W. Allen Reed	49,000		249,902	(8)	—	98	299,000
Margaret Milner Richardson	59,500		—		173,859	58	233,417
Roger W. Schipke	57,500		124,942	(6)	—	58	182,500
Kurt L. Schmoke	53,500		—		173,859	58	227,417
Nicholas J. St. George	80,000		124,942	(6)	—	58	205,000
James E. Ukrop	55,000		—		173,859	58	228,917

(1)	In addition, non-employee directors receive reimbursement of expenses for attendance at meetings.

(2)	Represents grant date fair value of 3,966 stock options granted to each recipient on July 18, 2006.
(3)	Represents cash paid in lieu of fractional shares in connection with grants of stock options, Restricted Stock Units or common stock pursuant to the Director Equity Plan during fiscal year 2007.
(4)	Represents cash paid as a portion of an equity award under the Director Equity Plan.
(5)	Represents value of 788 shares of common stock granted on March 29, 2007.
(6)	Represents grant date fair value of 1,322 Restricted Stock Units granted on July 18, 2006.
(7)	Mr. Bildt resigned as a director effective October 6, 2006. Mr. Bildt’s reported compensation reflects amounts received during fiscal year 2007 through his resignation date.
(8)	Represents aggregate value of 1,244 and 1,322 shares of common stock granted on May 19, 2006 and July 18, 2006, respectively.

As of March 31, 2007, our non-employee directors held the following unexercised stock options or Restricted Stock Units:

Name	Unexercised Options(#)	Restricted Stock Units(#)
Harold L. Adams	47,827	—
Robert E. Angelica	—	—
Dennis R. Beresford	22,500	2,460
John E. Koerner III	73,825	—
Cheryl Gordon Krongard	6,744	—
Edward I. O’Brien	73,825	—
W. Allen Reed	—	—
Margaret Milner Richardson	20,827	—
Roger W. Schipke	—	2,460
Kurt L. Schmoke	38,827	—
Nicholas J. St. George	58,500	2,460
James E. Ukrop	73,825	—

CORPORATE GOVERNANCE

Corporate Governance Principles

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has adopted Corporate Governance Principles for our company. These Corporate Governance Principles address, among other things, the following key corporate governance topics: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and an annual performance evaluation of the Board of Directors. A copy of these Corporate Governance Principles is available on our corporate website at www.leggmason.com under the “Investor Relations” section. We will provide a copy of the Corporate Governance Principles, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

Code of Conduct

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has adopted a corporate Code of Conduct that applies to all directors, officers and employees of Legg Mason and its subsidiaries. A copy of the Code of Conduct is available on our corporate website at www.leggmason.com under the “Investor Relations” section. We intend to satisfy any disclosure requirement regarding any amendment to, or waiver from, our Code of Conduct by posting the information on our corporate website. We will provide a copy of the Code of Conduct, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

Independent Directors

Our Board of Directors has considered the independence of our non-employee directors, other than Mr. Angelica, who joined the Board after it had determined director independence, and has concluded that Mses. Krongard and Richardson and Messrs. Adams, Beresford, Bildt (resigned effective October 6, 2006), Koerner, O’Brien, Reed, Schipke, Schmoke, St. George and Ukrop qualify as independent directors under the standards promulgated by the New York Stock Exchange. In reaching this conclusion, our Board of Directors considered the relationships of each of those individuals with Legg Mason and determined that the relationships are not material and will not interfere with the individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. Our Board of Directors also considered whether any of the individuals failed to satisfy the specific standards set out by the New York Stock Exchange.

Our Board of Directors concluded that Ms. Krongard and Messrs. Bildt, Koerner, O’Brien, Schipke, Schmoke and Ukrop had no relationships with us, other than their positions as directors, investments in funds we sponsor that are on the same terms as those of other investors in the funds, and the use of our investment products and services on the same terms and conditions as our other clients. For the remaining independent directors, our Board of Directors considered the relationships discussed below and determined that they are not material:

•

Mr. Adams’ son was an employee of one of our subsidiaries until December 2005. The Board’s basis for determining that this relationship is not material is that Mr. Adams’ son was not an executive officer of Legg Mason and did not receive more than $100,000 per year in direct compensation from us;

•

Mr. Adams is Chairman Emeritus, and was President, Chairman and Chief Executive Officer, of RTKL Associates, Inc., which, from time to time, has performed services for us. The Board’s basis for determining that this relationship is not material is that RTKL Associates received customary compensation for the services it provided, and no services have been performed by, and no compensation has been paid to, RTKL Associates since the fiscal year ended March 31, 2003;

•

Mr. Beresford and Ms. Richardson are retired partners of the accounting firm Ernst & Young LLP, which provides consulting services to us, and previously provided audit services to certain mutual funds we sponsored, and each continues to receive benefits from that firm related to his or her former employment which are funded by a trust. The Board’s basis for determining that these relationships are not material is that Ernst & Young performs limited consulting services for us, Mr. Beresford’s and Ms. Richardson’s employment by Ernst & Young concluded in 1986 and June 2003, respectively, and neither individual had any involvement in any of the engagements;

•

Mr. Reed was, through December 2005, the Chief Executive Officer and President of General Motors Asset Management Corporation (“GMAMC”), an organization to which our subsidiaries provide asset management services for customary compensation. The Board’s basis for determining that this relationship is not material is that Mr. Reed’s employment with GMAMC ended before he joined our Board and our subsidiaries provided asset management services to GMAMC in the ordinary course of business and received customary compensation for the services provided; and

•

Mr. St. George was a Vice President of one of our former subsidiaries from 1966 to 1976. The Board’s basis for determining that this relationship is not material is that Mr. St. George was not an executive officer of Legg Mason and his employment by our subsidiary concluded in 1976.

Director Nomination Process

The Nominating and Corporate Governance Committee will consider all qualified candidates for seats on our Board of Directors identified by members of the Committee, by other members of the Board of Directors, by our management and by our stockholders.

The Board of Directors has set minimum qualification requirements for director nominees in our Corporate Governance Principles. Director nominees are required to possess a broad range of skills, expertise, industry or other knowledge and business or other experience that will be useful to the company. The Nominating and Corporate Governance Committee will review each candidate’s biographical information and determine whether the candidate meets these minimum qualification requirements.

After the Nominating and Corporate Governance Committee has determined that a candidate meets the minimum qualification requirements, the Committee will determine whether to nominate the candidate to our Board of Directors. In making this determination, the Nominating and Corporate Governance Committee will consider a number of factors, including:

•	the current size of the Board of Directors, and whether vacancies on the Board are anticipated;

•	the candidate’s judgment, character, expertise, skill, knowledge, experience and collegiality;

•	the overall diversity of perspectives, backgrounds and experiences of the current directors;

•	whether the candidate has special skills, expertise or a background that add to and complement the range of skills, expertise and background of the existing directors; and

•	whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors involves the exercise of judgment and cannot be measured in any mathematical or formulaic way.

On January 23, 2007, our Bylaws were amended and restated to, among other things, provide written procedures by which stockholders may recommend nominees to our Board of Directors. The Nominating and Corporate Governance Committee will consider nominees recommended by our stockholders under the same procedure used for considering nominees recommended by other directors or management. Stockholders who would like to propose a director candidate for election to our Board of Directors at an annual meeting of stockholders must send written notice to our Corporate Secretary between the 150th day and 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement (i.e. between January 24, 2008 and February 23, 2008 for a recommendation in that year). If we advance or delay our annual meeting by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice must be delivered between the 150th day prior to the date of the annual meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting. Notice from a stockholder nominating a director must include the following:

•	the name, age, business address and residence address of the recommending stockholder;

•	the class, series and number of all shares of stock of Legg Mason that the recommending stockholder beneficially owns;

•	the date the shares were acquired and the investment intent behind the acquisition; and

•

all other information about the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee’s written consent to being named in the proxy as a nominee and to serve as a director if elected).

We may require that a proposed director nominee furnish other information to enable the Nominating and Corporate Governance Committee to determine the nominee’s eligibility to serve. The Nominating and Corporate Governance Committee will consider a nomination as it deems appropriate in its discretion, however, a nomination that does not comply with requirements discussed above may not be considered. Any nominations should be addressed to Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

Policies and Procedures Regarding Related Party Transactions

In January 2007, the Nominating and Corporate Governance Committee adopted written policies and procedures regarding related party transactions. Under this policy, the Nominating and Corporate Governance Committee must approve all related party transactions between us or one of our subsidiaries and a director, executive officer or immediate family member of a director or executive officer that would be required to be disclosed in our proxy statements. The policy also authorizes the Chair of the committee to approve, or reject, proposed related party transactions subject to ratification by the full committee at its next regularly scheduled meeting.

Executive Sessions

Executive sessions of our non-management directors are held in conjunction with each regular Board of Directors meeting and may be held at other times as circumstances warrant. Our independent directors annually elect a Lead Independent Director to chair these executive sessions. Nicholas J. St. George currently serves as the Lead Independent Director.

Communications

All interested parties who wish to communicate with our Board of Directors, the Lead Independent Director or our non-management directors as a group may do so by addressing their written correspondence to the director or directors, c/o Corporate Secretary, Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202. Our Corporate Secretary will forward all correspondence received from stockholders or other interested parties to the director or directors to whom it is addressed.

The Audit Committee has developed procedures for receiving and handling complaints or concerns about our financial statements, internal controls or other financial or accounting matters. Any such complaints or concerns should be sent by mail to the Chairman of the Audit Committee, c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the ownership of Legg Mason common stock as of May 21, 2007 by each of our directors, each executive officer named in the Summary Compensation Table, all of our executive officers and directors as a group, and each person who, to the best of our knowledge, beneficially owned more than five percent of the outstanding common stock.

NAME OF OWNER	COMMON STOCK BENEFICIALLY OWNED(1)(2)		PERCENT OF OUTSTANDING COMMON STOCK(2)(3)
AXA Financial, Inc.	18,444,785	(4)	14.00%
T. Rowe Price Associates, Inc.	8,776,180	(5)	6.66%
Raymond A. Mason	2,873,726	(6)	2.17%
Timothy C. Scheve	312,570	(7)	*
James E. Ukrop	179,291	(8)	*
Mark R. Fetting	157,832	(9)	*
Peter L. Bain	148,285	(10)	*
John E. Koerner III	122,512	(11)	*
Edward I. O’Brien	115,217		*
Charles J. Daley, Jr.	105,682	(12)	*
Nicholas J. St. George	100,965	(13)	*
Harold L. Adams	97,460		*
Kurt L. Schmoke	38,827		*
Roger W. Schipke	33,965	(14)	*
Dennis R. Beresford	27,215	(15)	*
Margaret Milner Richardson	20,827		*
Cheryl Gordon Krongard	6,744		*
W. Allen Reed	2,567		*
Robert E. Angelica	788		*
All executive officers and directors as a group (20 persons)	4,868,411		3.65%

*	Less than 1%.

(1)	Except as otherwise indicated and except for shares held by members of an individual’s family or in trust, all shares are held with sole dispositive and voting power.
(2)	Includes, for the individuals listed below, the following number of shares subject to options exercisable within 60 days from May 21, 2007:

Option Holder	Number of Shares
Mr. Mason	437,210
Mr. Scheve	139,500
Mr. Ukrop	73,825
Mr. Fetting	131,601
Mr. Bain	119,261
Mr. Koerner	65,827
Mr. O’Brien	73,825
Mr. Daley	85,192
Mr. St. George	58,500
Mr. Adams	47,827
Mr. Schmoke	38,827
Mr. Schipke	—
Mr. Beresford	22,500
Ms. Richardson	20,827
Ms. Krongard	6,744
Mr. Reed	—
Mr. Angelica	—
All executive officers and directors as a group (20 persons)	1,485,968

(3)	For purposes of determining percentages of outstanding common stock, exchangeable shares are not included because none are beneficially owned by any director or executive officer or, to our knowledge, AXA Financial, Inc. or T. Rowe Price Associates, Inc.
(4)	Represents shares held by AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104, in its capacity as investment advisor, and its affiliate AXA Rosenberg Investment Management LLC (together “AXA”). 18,437,906 of the shares are held with sole dispositive power and 6,879 of the shares are held with shared dispositive power. 10,924,643 of the shares are held with sole voting power, and 1,341,724 of the shares are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by AXA reporting ownership as of December 31, 2006. The percentages are based on the total number of outstanding shares of common stock as of May 21, 2007.
(5)	These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (“Price Associates”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates has expressly disclaimed that it is, in fact, the beneficial owner of such securities. 8,744,880 of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. 2,338,963 of the shares are held with sole voting power, and none of the shares are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by Price Associates reporting ownership of December 31, 2006. The percentages are based on the total number of outstanding shares of common stock as of May 21, 2007.
(6)

Does not include the following shares as to which Mr. Mason disclaims beneficial ownership (i) 18,075 shares owned by Mr. Mason’s wife, (ii) 1,800 shares owned by Mr. Mason’s adult stepsons, (iii) 1,200 shares that are held in trusts for Mr. Mason’s adult stepsons and (iv) 150 shares that are held in a custodian account, by Mr. Mason’s wife, for Mr. Mason’s daughter.

Includes 300 shares that are held in trusts for Mr. Mason’s adult children. Also includes 173,169 shares held in a grantor retained annuity trust.
(7)	Includes 9,180 shares of restricted stock as to which Mr. Scheve has voting power, but which are subject to transfer restrictions.
(8)	Includes 6,300 shares subject to a stock pledge agreement.
(9)	Includes 10,176 shares of restricted stock as to which Mr. Fetting has voting power, but which are subject to transfer restrictions.
(10)	Includes 8,183 shares of restricted stock as to which Mr. Bain has voting power, but which are subject to transfer restrictions.
(11)	Includes 3,600 shares owned by Mr. Koerner’s children.
(12)	Includes 3,406 shares of restricted stock as to which Mr. Daley has voting power, but which are subject to transfer restrictions.
(13)	Includes Restricted Stock Units which are payable in 2,465 shares of common stock within 60 days of the date on which Mr. St. George ceases to be a director.
(14)	Includes 31,500 shares that are held in trust of which Mr. Schipke is trustee. Also includes Restricted Stock Units which are payable in 2,465 shares of common stock within 60 days of the date on which Mr. Schipke ceases to be a director.
(15)	Includes Restricted Stock Units which are payable in 2,465 shares of common stock within 60 days of the date on which Mr. Beresford ceases to be a director.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The compensation programs for our executive officers, including those who are named in the compensation tables of our proxy statements (we refer to these individuals as the “named executive officers”), are designed to attract, motivate and retain the management talent we need to maintain and strengthen our position in the asset management business and to achieve our business objectives. Many of our business objectives tend to be long-term, requiring significant periods of time to accomplish, which increases our need for a stable and talented management team. In addition, the ability to engage the services of talented employees is critical to succeeding in the asset management industry. If we can’t attract and retain top employees, including executive officers, we will not be able to achieve our business goals, including growing our business.

We are engaged in a very competitive business. We are subject to extreme competition, including for employees, with numerous smaller and larger companies in all aspects of our business. Due to the nature of the industry, asset management personnel and management have significant career mobility and, as a result, the competition for experienced and talented employees in the industry is great. The existence of this competition underlies the design and implementation of all of our compensation programs, including those for executive officers.

Compensation Philosophy and Principles

In designing and implementing our compensation programs for named executive officers, we are guided by three basic principles.

Link Compensation to Performance

We believe that compensation levels should reflect performance—both the personal performance of the recipient and the performance of the company as a whole. In support of this principle, we emphasize incentive compensation that is variable in nature and the amount of which is determined after the end of each fiscal year. This approach helps link compensation levels to performance by making a significant portion of each executive officer’s compensation in any given year variable, and thus subject to reduction or increase based on corporate and individual performance during the year. We also believe that compensation levels for specific individuals should generally increase as the individuals take on more responsibility within Legg Mason.

Maintain Competitive Compensation Levels

We seek to offer compensation programs and levels of compensation that are competitive with those offered by comparable companies in our industry in order to attract, retain and motivate our executive officers. If our compensation is not competitive, we will be at a disadvantage in engaging new, and retaining current, employees. To support this principle, the Compensation Committee of our Board of Directors (the “Committee”) annually reviews compensation survey data from various sources to assess the competitiveness of our compensation programs for named executive officers. The Committee uses this data as one factor in determining the appropriate levels of compensation to award to our executive officers.

Support Retention and Align Interests with Stockholders

In designing and implementing our compensation programs for named executive officers, we seek to implement programs that will discourage them from terminating their employment with us, and that will encourage them to think like our stockholders. Providing competitive levels of compensation is one way to promote this principle. Another way to promote this principle is through annual grants of long-term equity awards. Our named executive officer compensation programs involve two types of equity awards: restricted stock and stock options. Subject to a few exceptions, each long-term equity award is subject to forfeiture over a period of years, typically three to five, if the recipient terminates his or her employment during the period. The fact that the recipient will forfeit unvested equity awards if he or she terminates his or her employment increases the costs to the employee of doing so and thus creates a disincentive to become employed elsewhere. In addition, the long-term equity awards increase in value as our stock price increases in value, and provide the named executive officer with an opportunity to build up a significant investment in Legg Mason common stock. Thus, the equity awards help align the interests of the named executive officer recipients with those of our other stockholders.

Components of Compensation Program

Base Salary

Base salaries provide our named executive officers with a monthly income that is set at the beginning of a fiscal year and generally does not decline from year to year. The non-variable nature of base salaries provides named executive officers with a reliable minimum amount of compensation. We believe that competitive base salaries are important in attracting and retaining talented executives, and in fostering a career orientation among them. Consistent with practices generally applied in the asset management industry, the Committee usually sets base salaries for named executive officers at levels that should constitute a relatively low percentage of their total compensation. This approach is consistent with the principle of linking compensation to performance since it results in most of an executive’s compensation being paid through more variable incentive awards.

The Committee reviews the base salaries of our named executive officers annually. In setting or reviewing the base salary of a named executive officer, the Compensation Committee will typically consider:

•	the responsibilities, performance and experience of the executive officer;

•	Legg Mason’s business performance during the past year; and

•	the recommendations of our Chief Executive Officer (“CEO”) (for all named executive officers other than the CEO).

In considering base salary levels, the Committee does not utilize any specific weighting of these factors, although Legg Mason’s business performance is generally given the least weight. While the Committee conducts annual reviews of base salary amounts, in some years it may elect not to increase a named executive officer’s base salary. This is usually done to limit base salary increases and honor the philosophy that a majority of annual compensation should come from incentive awards.

Incentive Compensation

In addition to base salaries, we provide executive officers with annual incentive compensation awards that are typically paid as cash bonuses and grants of restricted stock. These awards are made after the end of each fiscal year and are based in part on our financial performance, and the responsibilities, individual performance and contribution to our business of the recipient, during the fiscal year. Because incentive compensation awards are generally tied to performance, they will usually constitute the largest portion of annual compensation paid to executive officers.

The Committee grants most incentive compensation awards under our Executive Incentive Compensation Plan. This plan provides for an executive bonus pool in an amount up to 10% of our pre-tax income (calculated before our income is reduced by the bonuses under the plan). The bonus pool for fiscal year 2007 was set at 10% of our pre-tax income (before deducting the bonuses). Because the pool amount is based on pre-tax income, the total size of the pool varies with our financial performance. During the first quarter of each fiscal year, the Committee selects the participants in the plan for that year. The Committee usually selects our CEO, our Chief Financial Officer and several other key executive officers to participate in the plan. At the same time, the Committee also allocates maximum percentages of the total award pool to each participant. Each participant’s incentive award under the plan may not exceed the maximum percentage of the pool previously allocated to him or her. In establishing maximum percentages of the pool, the Committee usually considers the executive’s level of responsibility, initiative, business judgment and management skills, and the Committee’s judgment as to the incentive award the executive is likely to receive for that fiscal year.

After the end of each fiscal year, the Committee approves specific incentive awards from the pool to each participating executive. Our non-employee directors must also approve the award to our CEO. The Committee’s fiscal year 2007 incentive award decisions for our named executive officers are discussed below under the heading “Compensation Decisions for Fiscal Year 2007.” The Committee often approves awards to participants that are less than the maximum percentages of the pool allocated to the participants. For example, the awards to the five named executive officers for fiscal year 2007 equaled 17% of the total incentive pool under the plan (or 1.7% of our net income before taxes and deduction of the bonuses), which is considerably less than the 64% of the pool that they would have received had their incentive awards equaled their maximum percentages of the pool. Awards granted under the plan are made in the form of cash bonuses and, in many cases, grants of restricted stock. The restricted stock portion of these awards is discussed below under “Long-Term Incentive Awards.”

The Committee will occasionally award a discretionary incentive bonus to a named executive officer that is not made under the plan. The Committee awards these bonuses when the recipient was not named as a participant in the plan at the beginning of the fiscal year or when the Committee determines that the recipient should receive an incentive award that is larger than the maximum percentage of the pool allocated to him or her. When granted, these bonuses are usually paid in a combination of cash and restricted stock. The Committee did not award any of these bonuses for fiscal year 2007.

Long-Term Incentive Awards

Long-term incentive awards are intended to encourage retention of key employees and to reinforce the importance of building long-term value for our stockholders. Although our equity incentive plan provides the flexibility to issue many different types of long-term incentive awards, the Committee typically issues only stock options and restricted stock to our named executive officers. All long-term incentive awards issued in fiscal year 2007 were issued under our stockholder-approved Legg Mason, Inc. 1996 Equity Incentive Plan.

Stock Options

Stock options are rights to purchase a specified number of shares of Legg Mason common stock at a pre-determined price. Because the exercise price of an option (the price for which the underlying shares may be purchased) is fixed, an option becomes more valuable as the price of our common stock increases. Therefore, stock option grants are intended to focus management’s attention on long-term growth in stockholder value and stock price appreciation. Stock options are also a valuable retention tool because our option grants usually become exercisable (vest) over a period of time and, with a few limited exceptions, will be forfeited if the recipient’s employment with us terminates before the options become exercisable. The options granted to our named executive officers in fiscal 2007:

•	expire in 8 years;

•	have an exercise price equal to the average of the high and low trading prices of our common stock on the grant date; and

•	vest in 20% increments in each of the five years after the grant date.

The Committee granted stock options for fiscal year 2007 to our named executive officers at a special Committee meeting held on November 29, 2006 at the same time it granted options to other senior employees. November 29 was chosen as the day to grant stock options because it is the same day of the year that the Committee granted options to senior employees, including named executive officers, for fiscal year 2006. We do not have any program, plan or practice to time option grants with the release of material non-public information. On the day that options are granted, the company may or may not be in possession of material non-public information. If the company is in possession of material non-public information when options are granted, the Committee does not take the information into consideration in determining option award amounts.

Restricted Stock

Restricted stock are shares of our common stock that may not be transferred, and are subject to forfeiture, over a specified period. The Committee grants our named executive officers shares of restricted stock as part of their annual incentive awards under the Executive Incentive Compensation Plan. Grants of restricted stock are intended to increase stock ownership by our named executive officers and further align the incentives of our management and stockholders. The shares of restricted stock granted to our named executive officers for fiscal year 2007 may not be transferred, and, subject to a few exceptions, will be forfeited if the recipient’s employment with us ends, for a period of up to three years after the grant date. The restrictions on transferability, and risks of forfeiture, end for 1/3 of the shares granted in each of the three years after the grant date. Because of the risk of forfeiture if the recipient’s employment ends before the restrictions have terminated, restricted stock grants also serve as a valuable retention tool.

Other Compensation

Our named executive officers are eligible to participate, on an elective basis, in three other compensation plans. Two of these plans, our Profit Sharing and 401(k) Plan and our Employee Stock Purchase Plan, are generally available to employees1. Under the Profit Sharing and 401(k) Plan, employees may set aside a portion of their compensation for retirement on a pre-tax basis. The company matches up to $5,000 in amounts contributed to the plan each year for each employee. The company also makes annual profit sharing contributions to employee accounts under the plan based on a percentage of the recipient’s annual income that is determined by the company each year. During the fiscal year ended March 31, 2007, each named executive officer received $25,000 from Legg Mason in Profit Sharing and 401(k) Plan matching dollars and profit sharing contributions. Our Employee Stock Purchase Plan allows U.S.-based employees, including named executive officers, to elect to apply up to 10% of their income, to an annual maximum of $22,700, to purchase shares of our common stock. The company contributes to the plan an amount equal to 10% of the contributions of each employee, which are used to purchase common stock for the employee. During fiscal year 2007, Mr. Daley was our only named executive officer who participated in our Employee Stock Purchase Plan.

Our phantom stock plan is a non-qualified deferred compensation plan that is available only to a select group of employees, including named executive officers, based on responsibilities and compensation levels. Under the terms of the plan, participants may elect to defer up to $60,000 in annual compensation on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of our common stock at a price equal to 90% of the market price on the deemed investment date. Dividends paid on our common stock are credited to the “phantom” stock at 95% of the market price on the dividend payment date. Amounts deferred under this plan are distributed to the participant in shares of our common stock after the participant’s employment with Legg Mason has terminated. During fiscal year 2007, Messrs. Mason and Bain were the only named executive officers who actively participated in this plan.

[1]

Certain of our asset management subsidiaries operate their own benefit plans, which are offered to their employees in lieu of offering the corporate plans, or have elected to not participate in the Employee Stock Purchase Plan.

Implementation of Named Executive Officer Compensation Programs

Role of Compensation Committee and Non-Employee Directors

The Committee is responsible for overseeing and implementing our named executive officer compensation programs. The Committee’s roles include:

•	establishing and approving compensation plans for named executive officers based on the recommendations of the CEO and senior management;

•	annually reviewing and, where appropriate, adjusting the base salaries of our named executive officers;

•	approving the short- and long-term incentive compensation of named executive officers; and

•	determining the short- and long-term incentive compensation of our CEO.

Our non-employee directors annually consider the Committee’s determinations of the base salaries and short-term incentive compensation awards for our CEO. Our non-employee directors must approve the Committee’s determinations on CEO compensation.

Role of Management

Our management, under the leadership of our CEO, plays an important role in establishing and maintaining our named executive officer compensation programs. Management’s role includes recommending compensation plans and programs to the Committee, implementing the Committee’s decisions regarding the plans and programs and assisting and supporting the Committee in carrying out its duties. Our CEO also provides information as to the individual performance of the other named executive officers and makes annual recommendations to the Committee of appropriate compensation levels for all named executive officers other than himself.

Role of Compensation Consultant

The Committee’s charter gives it the authority to retain compensation consultants and other advisors to assist it in performing its duties. For fiscal 2007, the Committee retained McLagan Partners, Inc., a firm that specializes in the financial services sector and provides market compensation data and trends of relevant competitors. As directed by the Committee, McLagan provides advice with respect to annual base salaries and incentive compensation awards for our named executive officers. McLagan also assists the Committee by providing comparative market data on compensation practices and programs based on an analysis of competitors and provides guidance on industry trends and best practices.

In assisting the Committee, McLagan has assembled a list of relevant competitor firms to use in comparing compensation programs. The list includes 24 public and private asset management firms that have median assets under management as of December 31, 2006 of $576 billion. The Committee and McLagan use this group of relevant competitors to (1) compare our compensation programs with those of our competitors and (2) compare the compensation levels of our named executive officers to the compensation levels of comparable officers of companies in the group. Due to the confidential nature of McLagan’s survey participants and surveys, we can not disclose the relevant competitor firms by name.

Tax Deductibility of Annual Compensation

Section 162(m) of the Internal Revenue Code limits tax deductions for certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation tables of public company proxy statements. An exception to this limitation is for compensation based on the attainment of objective performance exceptions that have, among other things, been approved by stockholders. Our Executive Incentive Compensation Plan is designed to qualify for this exception and permit the full deductibility of compensation awarded under the plan, including restricted stock awards. Another exception to this deductibility limit is for stock options.

The Committee intends to continue to pursue compensation programs that are designed to be fully deductible under the provisions of Section 162(m). However, when circumstances warrant, the Committee may award a discretionary bonus to a named executive officer that is not fully deductible under Section 162(m) because the Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. The Committee awarded no such discretionary bonuses for fiscal 2007.

Compensation Decisions for Fiscal Year 2007

Chief Executive Officer

In April 2006, the Committee established, and our non-employee directors approved, a fiscal year 2007 base salary of $500,000 for our CEO. This is the same base salary that our CEO received in fiscal year 2006. In considering the CEO’s base salary, the Committee considered the factors discussed above under “Components of Compensation Program—Base Salary.” The Committee elected not to adjust the CEO’s base salary for fiscal year 2007 because it decided that the CEO’s 2006 salary amount was consistent with the Committee’s objectives in establishing base salaries.

In April 2006, the Committee determined that the CEO would be allocated no more than 31% of the bonus pool under our Executive Incentive Compensation Plan for fiscal year 2007. In establishing this percentage, the Committee expected that the CEO’s actual award for the fiscal year would be less than this maximum percentage.

In April 2007, the Committee determined the CEO’s annual incentive award for fiscal year 2007. In setting this award, the Committee considered measures of Legg Mason’s performance in fiscal year 2007, including:

•

Legg Mason’s preliminary operating revenues, income from continuing operations and earnings per share (after removing the gain on the sale of our brokerage business from our 2006 earnings per share) for fiscal year 2007 were 64%, 46% and 16% higher than for fiscal year 2006;

•	The trading price of Legg Mason common stock had fallen approximately 25% from April 1, 2006 to March 31, 2007; and

•	Legg Mason’s assets under management increased by 12% during fiscal year 2007 from $867.6 billion to $968.5 billion.

The Committee also took into account subjective measures of Mr. Mason’s responsibilities and performance during fiscal year 2007 including:

•

Mr. Mason’s responsibilities in fiscal year 2007 were shared as a consequence of the election during the fiscal year of a President and Chief Operating Officer who was responsible for the day-to-day operations of Legg Mason during the year; and

•	Mr. Mason’s leadership of Legg Mason’s management team throughout the year included integrating the asset management business acquired from Citigroup in December 2005 and a potential transition in senior management through the election of a new company President and Chief Operating Officer.

In addition, the Committee considered advice from McLagan as to compensation levels of chief executive officers of relevant competitor asset management firms and the reasonableness of the amount of the award the Committee was considering granting the CEO. Taking these factors into account, the Committee established a cash incentive award of $6 million for the CEO. Our non-employee directors approved this award.

The $6 million incentive award to our CEO constitutes 6% of the total incentive pool under our Executive Incentive Compensation Plan, significantly less than the 31% maximum established at the beginning of the fiscal year. The incentive award is also less than our CEO’s $14 million incentive award for fiscal year 2006. The Committee felt that this reduction was appropriate after taking into account the recommendation from Mr. Mason that his fiscal year 2007 incentive award be decreased, the factors discussed above, particularly the sharing of duties with a new President and Chief Operating Officer during fiscal year 2007, and the fact that the fiscal year 2006 incentive award was larger than incentive awards issued to our CEO in prior years.

The Committee decided to not issue any long-term incentive awards to our CEO in fiscal year 2007. In reaching this decision, the Committee took into account, among other things, (1) significant stock options awarded to the CEO in prior years that are not yet exercisable and are subject to forfeiture if he terminates his employment, thus providing a strong retention incentive and helping align the CEO’s interests with those of our stockholders, (2) the CEO’s significant personal holdings in our common stock and (3) the CEO’s expected remaining tenure with Legg Mason.

Other Named Executive Officers

In April 2006, the Committee approved fiscal year 2007 base salaries of $300,000 for Messrs. Bain, Fetting and Scheve and $250,000 for Mr. Daley. In approving these base salaries, the Committee considered the factors discussed above under “Components of Compensation Program—Base Salary,” including the recommendations of the CEO. The Committee elected not to adjust the base salaries of Messrs. Bain, Fetting and Scheve from their fiscal year 2006 base salaries because it felt that base salaries at this level were consistent with the Committee’s objectives in establishing base salaries. The Committee elected to increase Mr. Daley’s base salary based on the factors discussed above.

In April 2006, the Committee established that Messrs. Bain, Daley, Fetting and Scheve would be allocated no more than 8%, 5%, 11% and 9%, respectively, of the bonus pool under our Executive Incentive Compensation Plan for fiscal year 2007. In establishing these maximum percentages, the Committee considered that its practice in recent years has been to grant named executive officers incentive awards that are a smaller percentage of the total pool than the maximum allocated to the officers at the beginning of the fiscal year.

In April 2007, the Committee approved the annual incentive awards for the other named executive officers. In approving these awards, the Committee considered the recommendations of the CEO, the Legg Mason performance measures that it considered in establishing the CEO’s compensation, the historical incentive awards of each executive officer and subjective factors about each executive officer including:

•	the responsibilities of the officer;

•	the CEO’s views as to the individual performance by the named executive officer during the fiscal year; and

•	the CEO’s views of the initiative, business judgment and management skills of the named executive officer.

The Committee also considered advice from McLagan as to compensation levels at relevant competitor asset management firms and the reasonableness of the award that the Committee was considering approving for each officer. Taking these factors into account, the Committee approved the incentive awards for each of the other four named executive officers that are discussed in the Summary Compensation Table. Each incentive award was made primarily in cash and 10-15% in shares of restricted stock. The amount of each award that was paid in restricted stock was calculated so that the recipient received in shares of restricted stock 15% of the amount by which his base salary and incentive award exceeded $225,000.

In addition to the shares of restricted stock issued as part of the named executive officers’ annual incentive awards, the Committee also awarded during fiscal year 2007 options to purchase 30,000, 25,000, 40,000 and 35,000 shares of common stock to Messrs. Bain, Daley, Fetting and Scheve, respectively. The Committee made these awards based on the CEO’s recommendations after taking into consideration:

•	the levels of responsibility of the named executive officers, each of whom is a senior officer in charge of a major business or business function;

•	the number of unvested options held by each named executive officer; and

•	the individual performance of each of the named executive officers.

Summary Compensation Table

The following table summarizes the total compensation during the fiscal year ended March 31, 2007 of our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers.

Name and Principal Position(1)	Year	Salary		Bonus(2)(3)	Stock Awards(4)	Option Awards(5)	All Other Compensation(6)	Total
Raymond A. Mason	2007	$500,000	(7)	$6,000,000	$1,388,810	$5,791,920	$47,611	$13,728,341
Chairman of the Board, President and Chief Executive Officer
Charles J. Daley, Jr.	2007	250,000		1,101,562	135,643	695,495	27,398	2,210,098
Senior Vice President, Chief
Financial Officer and Treasurer
Peter L. Bain	2007	300,000	(7)	2,538,750	364,634	883,137	37,547	4,124,068
Senior Executive Vice President
Mark R. Fetting	2007	300,000		3,218,750	427,801	1,143,153	31,698	5,121,402
Senior Executive Vice President
Timothy C. Scheve(8)	2007	300,000		2,878,750	397,096	959,817	31,109	4,566,772
Senior Executive Vice President

(1)

James W. Hirschmann III, our President and Chief Operating Officer during most of fiscal year 2007, is not included in the table because almost all of his fiscal year 2007 compensation was paid in the form of equity awards that will vest in subsequent fiscal years and thus would not be included in the table. Mr. Hirschmann relinquished his responsibilities at the parent company level in April 2007 but remains Chief Executive Officer of our Western Asset Management Company subsidiary.
(2)	Our Executive Incentive Compensation Plan provides for an executive bonus pool for each fiscal year in an amount up to 10% of our pre-tax income for the fiscal year (before deducting the bonuses under the plan). The Compensation Committee selects participants in the pool, approves the total amount received for bonuses and approves the allocation of incentive bonuses among our executive officers, subject, in the case of chief executive officer compensation, to the approval of our non-employee directors. Amounts awarded under this plan are paid in cash and, in some cases, shares of restricted stock.
(3)	Does not include $198,438, $461,250, $581,250 and $521,250 awarded under the Executive Incentive Compensation Plan for fiscal year 2007 and paid in shares of restricted stock to Messrs. Daley, Bain, Fetting and Scheve, respectively, on May 16, 2007. These awards are included in the Grants of Plan-Based Awards Table below.
(4)	Represents the restricted stock award dollar amounts recognized for financial statement reporting purposes for fiscal year 2007 in accordance with applicable accounting requirements. All restricted stock awards reported in this table were awarded for fiscal years 2004, 2005 or 2006 and were reported in the summary compensation tables of our proxy statements in those years. None of the executive officers named in the table forfeited any restricted stock awards during fiscal year 2007.
(5)	Represents the stock option award dollar amounts recognized for financial statement reporting purposes for fiscal year 2007 in accordance with applicable accounting requirements. All stock option awards reported in this table were awarded in fiscal years 2002, 2003, 2004, 2005 or 2006 and were reported in the summary compensation tables of our proxy statements in those years. None of the executive officers named in the table forfeited any stock option awards during fiscal year 2007. Stock option awards are valued for purposes of this table using the Black-Scholes option pricing model or, for market based performance grants, the Monte Carlo Simulation option pricing model. See the “Summary of Significant Accounting Policies” footnote or the “Stock-Based Compensation” footnote to our financial statements included in our Annual Report on Form 10-K for the fiscal year in which the award was made for a discussion of the assumptions used in estimating the value of each award.
(6)	Includes $25,000 contributed by Legg Mason for each executive officer pursuant to our Profit Sharing and 401(k) Plan and Trust, Legg Mason’s matching contributions under the Employee Stock Purchase Plan, $9,524 and $7,001 in discount amounts credited to Messrs. Mason and Bain, respectively, under our Deferred Compensation/Phantom Stock Plan, $13,086 in dividends paid on unvested shares of restricted stock to Mr. Mason, and dividends paid to our other named executive officers on unvested shares of restricted stock.
(7)	Includes $60,000 in cash compensation with respect to which each of Messrs. Mason and Bain elected to defer receipt under our Deferred Compensation/Phantom Stock Plan. See Non-Qualified Deferred Compensation table below.
(8)	On June 1, 2007, Mr. Scheve resigned from Legg Mason effective July 31, 2007.

Grants of Plan-Based Awards

The following table provides information concerning each plan-based award granted during the fiscal year ended March 31, 2007 to our named executive officers.

Name	Grant Date	Committee Action Date	All Stock Awards: Number of Shares of Stock or Units(#)(1)	All Option Awards: Number of Securities Underlying Options(#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Close Price	Full Grant Date Fair Value(4)
Raymond A. Mason	—	—	—	—	$—	$—	$—
Charles J. Daley, Jr.	11/29/2006	11/29/2006		25,000	95.66	96.17	1,020,335	(5)
	05/16/2007	04/23/2007	1,987		—	97.96	198,438	(6)
Peter L. Bain	11/29/2006	11/29/2006		30,000	95.66	96.17	1,224,402	(5)
	05/16/2007	04/23/2007	4,619		—	97.96	461,250	(6)
Mark R. Fetting	11/29/2006	11/29/2006		40,000	95.66	96.17	1,632,536	(5)
	05/16/2007	04/23/2007	5,821		—	97.96	581,250	(6)
Timothy C. Scheve	11/29/2006	11/29/2006		35,000	95.66	96.17	1,428,469	(5)
	05/16/2007	04/23/2007	5,220		—	97.96	521,250	(6)

(1)	All shares of restricted stock were awarded as part of fiscal year 2007 incentive compensation pursuant to our Executive Incentive Compensation Plan and our 1996 Equity Incentive Plan. The restricted stock vests ratably over three years commencing on April 30, 2008. Dividends are paid on shares of restricted stock at the same time, and in the same amounts, as dividends are paid on our other outstanding shares of common stock.
(2)	All stock options were awarded during fiscal year 2007 pursuant to our 1996 Equity Incentive Plan. The options vest and become exercisable ratably over five years commencing on July 23, 2007.
(3)	The exercise price equals the average high and low trading prices of our common stock on the New York Stock Exchange on the grant date.
(4)	The Full Grant Date Fair Value is the total amount that we will recognize as an expense over the award’s vesting schedule under applicable accounting requirements. As the awards vest, a pro rata portion of this amount will be included in our Summary Compensation Table each year.
(5)	For stock options, we calculate the grant date fair value using the Black-Scholes option pricing model value on the grant date. The following assumptions were made for purposes of this calculation: an expected term of 7.87 years, a dividend yield of 0.79%, a stock price volatility of 33.10%, and a risk free interest rate of 4.53%. The actual value realized, if any, on stock option exercises will be dependent on overall market conditions, our future performance and the future prices of our common stock. There can be no assurances that the actual value realized will approximate the amount calculated under the valuation model.
(6)	For restricted stock, we calculate the grant date fair value by multiplying the number of shares granted by the average high and low trading prices of our common stock on the New York Stock Exchange on the day the award was approved by the Compensation Committee.

Outstanding Equity Awards at March 31, 2007

The following table provides information as of March 31, 2007 about the outstanding equity awards held by our named executive officers.

		Option Awards(1)(2)					Stock Awards(3)
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested
Raymond A. Mason	07/25/2000	150,000	—		$35.27	07/22/2008
	04/24/2001	296,790	—		31.09	07/22/2007
	04/24/2001	3,210	—		31.09	07/22/2009
	07/24/2001	200,000	—		32.69	07/22/2007
	07/23/2002	24,000	6,001		26.31	07/22/2010
	07/20/2004	10,000	15,001		52.07	07/22/2012
	07/19/2005	125,000	375,000	(4)	111.53	07/19/2013
	05/16/2005						16,156	(5)	$1,522,057

Charles J. Daley, Jr.	07/27/1999	12,001	—		$23.87	07/22/2007
	07/25/2000	15,000	—		35.27	07/22/2008
	07/24/2001	18,001	—		32.69	07/22/2009
	07/23/2002	16,200	4,051		26.31	07/22/2010
	07/22/2003	4,950	3,300		46.39	07/22/2011
	07/20/2004	2,040	3,060		52.07	07/22/2012
	10/17/2005	7,500	22,500	(6)	104.00	07/19/2013
	11/29/2005	2,000	8,000		122.91	07/22/2013
	11/29/2006	—	25,000		95.66	07/22/2014
	05/14/2004						345		$32,502
	05/16/2005						724		68,208
	05/16/2006						1,586		149,417

Peter L. Bain	07/25/2000	34,160	—		$35.27	07/22/2008
	07/24/2001	37,501	—		32.69	07/22/2009
	07/23/2002	16,800	4,201		26.31	07/22/2010
	07/22/2003	6,300	4,200		46.39	07/22/2011
	07/20/2004	4,000	6,001		52.07	07/22/2012
	10/17/2005	8,750	26,250	(6)	104.00	07/19/2013
	11/29/2005	3,000	12,000		122.91	07/22/2013
	11/29/2006	—	30,000		95.66	07/22/2014
	05/14/2004						969		$91,289
	05/16/2005						2,126		200,290
	05/16/2006						3,752		353,476

Mark R. Fetting	07/25/2000	37,500	—		$35.27	07/22/2008
	07/24/2001	37,501	—		32.69	07/22/2009
	07/23/2002	16,800	4,201		26.31	07/22/2010
	07/22/2003	6,300	4,200		46.39	07/22/2011
	07/20/2004	6,000	9,000		52.07	07/22/2012
	06/09/2005	2,000	8,000		85.76	07/22/2013
	10/17/2005	11,250	33,750	(6)	104.00	07/19/2013
	11/29/2005	3,000	12,000		122.91	07/22/2013
	11/29/2006	—	40,000		95.66	07/22/2014
	05/14/2004						1,076		$101,370
	05/16/2005						2,406		226,669
	05/16/2006						4,728		445,425

		Option Awards(1)(2)					Stock Awards(3)
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested

Timothy C. Scheve	07/27/1999	30,000	—		$23.87	07/22/2007
	07/25/2000	27,000	—		35.27	07/22/2008
	07/24/2001	30,000	—		32.69	07/22/2009
	07/23/2002	16,800	4,201		26.31	07/22/2010
	07/22/2003	7,200	4,800		46.39	07/22/2011
	07/20/2004	4,000	6,001		52.07	07/22/2012
	10/17/2005	11,250	33,750	(6)	104.00	07/19/2013
	11/29/2005	2,000	8,000		122.91	07/22/2013
	11/29/2006	—	35,000		95.66	07/22/2014
	05/14/2004						1,034	$97,413
	05/16/2005						2,268	213,668
	05/16/2006						4,240	399,450

(1)	Option grants made pursuant to our 1996 Equity Incentive Plan. The exercise price of each option is equal to the average high and low trading prices of our common stock on the New York Stock Exchange on the grant date. Option holders may use previously owned shares to pay all or part of the exercise price.
(2)	Options awarded prior to 2002 are fully vested. In all cases, the Compensation Committee may accelerate the vesting of options. The vesting schedules for the other option awards are as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
07/23/02	20% vests each year for five years from date of grant	07/23/07
07/22/03	20% vests each year for five years from date of grant	07/22/07, 07/22/08
07/20/04	20% vests each year for five years from date of grant	07/23/07, 07/23/08, 07/23/09
06/09/05	20% vests each year for five years from date of grant	07/23/07, 07/23/08, 07/23/09, 07/23/10
07/19/05	25% vests each year for four years from date of grant	07/19/07, 07/19/08, 07/19/09
10/17/05	25% vests each year for four years from date of grant	07/19/07, 07/19/08, 07/19/09
11/29/05	20% vests each year for five years from date of grant	07/23/07, 07/23/08, 07/23/09, 07/23/10
11/29/06	20% vests each year for five years from date of grant	07/23/07, 07/23/08, 07/23/09, 07/23/10, 07/23/11

(3)	The vesting schedules for the restricted stock awards that are not specifically discussed in the footnotes below are as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
05/14/04	33 1/3% vests each year for three years from date of grant	04/30/07
05/16/05	33 1/3% vests each year for three years from date of grant	04/30/07, 04/30/08
05/16/06	33 1/3% vests each year for three years from date of grant	04/30/07, 04/30/08, 04/30/09

(4)	Represents a special grant of options to purchase 500,000 shares of our common stock, exercisable after vesting only if, within four years after the grant date, our common stock closes at or above $127.50 per share for 30 consecutive days. This stock price condition was met in March 2006. The options vest ratably over four years, subject to Mr. Mason’s continuous service as Chairman and CEO of Legg Mason for at least two years from the grant date and continuing to provide agreed upon services for an additional two years.
(5)	Restricted stock award that vests ratably over two years. The future vesting date is 4/30/07.

(6)	Represents special grants of options exercisable after vesting only if, within four years after the grant date, our common stock closes at or above $127.50 per share for 30 consecutive days. This stock price condition was met in March 2006.

Option Exercises and Stock Vested Table

The following table provides information about exercises of stock options and vesting of restricted stock during fiscal year 2007 for our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting(2)
Raymond A. Mason	25,000	$1,289,875	16,156	$1,853,093
Charles J. Daley, Jr.	—	—	707	81,093
Peter L. Bain	—	—	3,322	363,818
Mark R. Fetting	—	—	3,568	392,035
Timothy C. Scheve	—	—	3,549	388,628

(1)	The value realized upon exercise of stock options is calculated by multiplying the difference between the fair market value of the shares underlying the options (the average high and low trading prices of our common stock on the day preceding the exercise date) and the exercise price of the options by the number of shares acquired on exercise.
(2)	The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of a share of common stock on the vesting date (the average high and low trading prices of our common stock on the vesting date) by the number of shares vested.

Non-Qualified Deferred Compensation

The Legg Mason & Co., LLC Deferred Compensation/Phantom Stock Plan is a non-qualified deferred compensation plan that is available only to a select group of employees, including named executive officers, based on responsibilities and compensation levels. Under the terms of the plan, participants may elect to defer up to $60,000 in annual compensation on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of our common stock at a price equal to 90% of the market price on the deemed investment date. Dividends paid on our common stock are credited to the phantom stock at a price equal to 95% of the market price on the dividend payment date. Amounts deferred under this plan are distributed to the participant in shares of our common stock after the participant’s employment with Legg Mason has terminated.

The following table provides information about non-qualified deferred compensation plan transactions and balances during fiscal year 2007 by our named executive officers.

Name	Executive Contributions in Last FY(1)	Company Contributions in Last FY(2)(3)	Aggregate Earnings in Last FY(4)	Aggregate Balance at Last FYE(5)
Raymond A. Mason	$60,000	$9,524	$(2,003,963)	$6,350,856
Charles J. Daley, Jr.	—	—	—	—
Peter L. Bain	60,000	7,001	(148,925)	742,670
Mark R. Fetting(6)	—	48	(34,132)	107,054
Timothy C. Scheve	—	—	—	—

(1)	These amounts are included in the Salary column of the Summary Compensation Table above.

(2)	These amounts are included in the All Other Compensation column of the Summary Compensation Table above.
(3)	Company contributions include the contribution of the 10% discount to the market price of a share of common stock upon the deemed investment of deferred amounts in shares of phantom stock and the contribution of the 5% discount to the market price of a share of common stock upon the crediting of dividends to phantom stock during the fiscal year.
(4)	Aggregate earnings are calculated by subtracting the value of the named executive officer’s phantom stock account at March 31, 2006 and the employee and company contributions made during fiscal year 2007 from the value of the officer’s account at March 31, 2007.
(5)	The aggregate balance is calculated by multiplying the phantom stock account share balance by the closing price of our common stock on March 30, 2007. Upon a distribution, shares of phantom stock are distributed in shares of common stock on a non-for-one basis.
(6)	Mr. Fetting participates in the plan but did not make any contributions during fiscal year 2007. Company contributions reflect the 5% discount to the price of our common stock for dividends credited to Mr. Fetting’s phantom stock account.

Potential Payments on Termination or a Change of Control

We have not provided our named executive officers with agreements providing for severance payments, medical or insurance benefits or any other perquisites after their employment has ended or following a change of control of Legg Mason.

As described in the “Compensation Discussion and Analysis” in this Proxy Statement, our named executive officers typically receive long-term incentive awards in the form of stock options and restricted stock. In addition, our named executive officers may elect to participate in our phantom stock plan. Except as discussed below, our named executive officers will forfeit their unvested stock options and restricted stock if their employment with us ends.

Stock Options

Unvested stock options granted to our named executive officers automatically vest and become exercisable upon (1) the termination of the named executive officer’s employment as a result of his or her death or disability or (2) a change of control of Legg Mason (as defined below).

If a named executive officer’s employment ends for any reason other than death or disability before all of his or her stock options have vested, the unvested stock options are automatically forfeited. Our Compensation Committee has the authority to accelerate the vesting of any stock options in its discretion at any time. A named executive officer, or his or her beneficiaries, must exercise all vested options (1) within one year of the date on which his or her employment terminates as a result of death or disability and (2) within 90 days of the date on which his or her employment terminates for any other reason.

For purposes of our stock options, a “change of control” of Legg Mason will occur upon (1) the approval by our stockholders of an agreement to merge or consolidate Legg Mason with or into another company (with Legg Mason not surviving) or to sell or otherwise dispose of all or substantially all of our assets and the satisfaction or waiver of all conditions precedent to the closing of that transaction; or (2) a determination by our Board of Directors that in connection with a proposed tender or exchange offer for our voting securities, a person has become the owner of securities representing 40% or more of the voting power of our outstanding stock. However, if an event that triggers a potential change of control is approved no later than five days after it occurs by a vote of 75% or more of our directors who were members of our Board immediately prior to the event, then the event will not constitute a change of control for stock option purposes.

Restricted Stock

All unvested shares of restricted stock issued to a named executive officer automatically vest, and all restrictions on the shares will lapse, upon (1) the termination of the named executive officer’s employment as a result of his or her death or disability, (2) the death or disability of the named executive officer during his or her retirement, or (3) a change of control of Legg Mason (as defined below). Upon vesting, shares cease to be subject to transfer restrictions and forfeiture.

In the event a named executive officer’s employment ends for any reason other than death, disability or retirement before all of his or her shares of restricted stock have vested, the unvested shares of restricted stock will automatically be forfeited. If a named executive officer retires from Legg Mason, his or her shares of restricted stock will continue to vest in accordance with the original vesting schedule as long as he or she continues to meet the definition of retirement discussed below. In order to retire for purposes of our restricted stock grants, a named executive officer may not represent, in any capacity other than as an independent director, any financial services company that the Compensation Committee deems a competitor of Legg Mason. The Compensation Committee has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

For purposes of our restricted stock, a “change of control” of Legg Mason will occur upon (1) the approval by our stockholders of an agreement to merge or consolidate Legg Mason with or into another company (with Legg Mason not remaining an independent publicly owned company) or to sell or otherwise dispose of all or substantially all of our assets, other than a transaction in which Legg Mason or its stockholders own 50% or more of the combined voting power of the surviving entity or (2) a person, other than one of our affiliates, becoming the direct or indirect owner of securities representing 50% or more of the combined voting power of our outstanding stock.

Phantom Stock

Amounts deferred under our phantom stock plan, including contributions by the company, are fully vested at all times and are not subject to forfeiture. Under the plan, distributions of account balances are triggered by the termination of the named executive officer’s employment for any reason or a termination of the plan following a change of control of Legg Mason (as defined below). Once a distribution is triggered, the account balance is distributed to the named executive officer in shares of our common stock either in a single lump sum or in three annual installments.

In addition to the events that constitute a “change of control” of Legg Mason for stock options, for purposes of our phantom stock, a change of control shall also include the approval of any agreement to merge or consolidate Legg Mason & Co., LLC (“LM&Co.”), our administrative subsidiary, with or into another company (with LM&Co. not surviving) or to sell or otherwise dispose of all or substantially all of the assets of LM&Co. In the event a change of control occurs, the change of control shall only be deemed to have occurred with respect to the employees transferred in the transaction.

The following table sets forth information regarding potential accelerated payments to each of our named executive officers in the event of a termination of his or her employment, upon death or disability or following a change of control of Legg Mason.

Estimated Post-Termination Payments

Name	Accelerated Stock Options(1)	Accelerated Restricted Stock(2)		Phantom Stock Distributions(3)
Raymond A. Mason
Upon Termination	$—	$—	(4)	$6,350,856
Upon Death or Disability	1,309,610	1,522,057		6,350,856
Upon a Change of Control(5)	1,039,610	1,522,057		6,350,856

Charles J. Daley, Jr.
Upon Termination	—	—	(4)	—
Upon Death or Disability	561,871	250,128		—
Upon a Change of Control(5)	561,817	250,128		—

Peter L. Bain
Upon Termination	—	—	(4)	742,670
Upon Death or Disability	738,974	645,056		742,670
Upon a Change of Control(5)	738,974	645,056		742,670

Mark R. Fetting
Upon Termination	—	—	(4)	107,054
Upon Death or Disability	932,952	773,464		107,054
Upon a Change of Control(5)	932,952	773,464		107,054

Timothy C. Scheve
Upon Termination	—	—	(4)	—
Upon Death or Disability	767,666	710,532		—
Upon a Change of Control(5)	767,666	710,532		—

(1)	The amounts in this column are calculated as if the named executive officer’s termination of employment with the company, his death or disability or the change of control occurred on March 30, 2007. The amounts include unvested in-the-money stock options that would immediately vest upon the listed event. Amounts are calculated by adding for each grant of unvested in-the-money options the product of the number of shares underlying the options multiplied by the difference between $94.21, the closing price of our common stock on March 30, 2007, and the exercise price. In addition, as of March 30, 2007, Messrs. Mason, Daley, Bain, Fetting and Scheve held $42,132,000, $4,258,326, $5,930,998, $6,229,037 and $7,200,764, respectively, worth of unexercised vested stock options (using the same method of calculation) which can be exercised following termination, death or disability or of a change of control.
(2)	The amounts in this column are calculated as if the named executive officer’s termination of employment, death or disability or the change of control occurred on March 30, 2007. The amounts are calculated by multiplying the number of vested and unvested shares of restricted stock held by the named executive officer at the close of business on March 30, 2007 by $94.21, the closing price of our common stock on that day.
(3)

The amounts in this column are calculated as if the named executive officer’s termination of employment, death or disability or the change of control occurred on March 30, 2007. The amounts are calculated by multiplying the number of phantom shares in the named executive officer’s account at the close of business on March 30, 2007 by $94.21, the closing price of our common stock on that day. Messrs. Mason and Bain chose to receive a lump sum distribution and Mr. Fetting chose to receive his distribution in three annual installments.
(4)	All unvested shares of restricted stock continue to vest after termination so long as the named executive officer meets the definition of having retired for purposes of the restricted stock awards. As of March 30, 2007, $1,522,057, $250,128, $645,056, $773,464, and $710,532 in unvested restricted stock would continue to vest for Messrs. Mason, Daley, Bain, Fetting and Scheve, respectively.
(5)	The definition of “change of control” of Legg Mason differs for the acceleration of stock options and restricted stock and the distribution of phantom stock. See the discussion immediately preceding this table under “Potential Payments on Termination or a Change of Control.”

EQUITY PLAN INFORMATION

The following table provides information about our equity compensation plans as of March 31, 2007.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	7,757,789	(1)	$52.80	(2)	7,321,395	(3)(4)
Equity compensation plans not approved by stockholders	85,710	(5)	—	(6)	—	(7)

Total	7,843,499	(1)(5)	52.80	(2)(6)	7,321,395	(3)(4)(7)

(1)	Includes 824,121 shares of common stock that are held in a trust pending distribution of phantom stock units. The phantom stock units, which are converted into shares of common stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units. When amounts are deferred, participants receive a number of phantom stock units equal to the deferred amount divided by 90% to 95% of the fair market value of a share of common stock. Also includes 7,381 Restricted Stock Units granted to non-employee directors as equity compensation that are converted into shares of common stock on a one-for-one basis upon distribution.
(2)	Does not include phantom stock units or Restricted Stock Units that will be converted into common stock on a one-for-one basis upon distribution at no additional cost, but were acquired as described in footnote (1).
(3)	In addition, an unlimited number of shares of common stock may be issued under the Legg Mason & Co., LLC Deferred Compensation/Phantom Stock Plan upon the distribution of phantom stock units that may be acquired in the future as described in footnote (1).
(4)	3,175,158 of these shares may be issued under our omnibus equity plan as stock options, restricted or unrestricted stock grants or any other form of equity compensation. 556,232 of these shares may be issued under the Director Equity Plan as stock options, grants of stock or Restricted Stock Units. 3,590,005 of these shares may be purchased under our employee stock purchase plan, which acquires the shares that are purchased thereunder in the open market.

(5)	Includes 61,693 shares of common stock that are held in a trust pending distribution of phantom stock units. The phantom stock units, which are converted into shares of common stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units or receipt of the right to receive deferred bonuses. When amounts were deferred, participants received a number of phantom stock units equal to the deferred amount divided by the fair market value, or 95% of the fair market value, of a share of common stock. Also includes 24,017 shares of common stock issuable under the Howard Weil Plan (as defined below).
(6)	Phantom stock units are converted into common stock on a one-for-one basis upon distribution at no additional cost, but were acquired as described in footnote (5). The Howard Weil Plan provides for the issuance of shares of common stock upon the occurrence of certain events at no additional cost to the recipient. However, these rights were acquired upon the recipients’ deferral of compensation or dividends on rights held with a value equal to the market value of the shares acquirable under the plan.
(7)	Effective December 1, 2005, we terminated all of our phantom stock and retention plans that had not been approved by our stockholders and commenced making distributions to participants thereunder. Under the terms of these plans, distributions will be made over a period of 1-3 years. Under the Howard Weil Plan, 24,017 shares of common stock are currently held in a trust to be issued under the plan. However, dividends on these shares are reinvested in the right to receive additional shares of common stock, which are purchased in the market to fulfill this obligation.

We have five equity compensation plans that have not been approved by our stockholders. Effective December 1, 2005, in connection with the sale of our private client brokerage and capital markets businesses, we terminated all of our phantom stock and retention plans that had not been approved by our stockholders. In connection with this termination, we accelerated the vesting of awards under the plans and commenced distributing shares to participants. Under the terms of these plans, distributions will be made over a period of 1-3 years. For all of these plans, we have issued to a trust shares of our common stock that are available for distributions under the plans. Our equity compensation plans that have not been approved by our stockholders are:

•	Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan;

•	Legg Mason Wood Walker, Incorporated Financial Advisor Retention Plan;

•	Legg Mason Wood Walker, Incorporated Key Employee Phantom Stock Agreements;

•	Legg Mason Wood Walker, Incorporated Professional Branch Manager Phantom Stock Agreements; and

•	Howard, Weil, Labouisse, Friedrichs, Inc. Equity Incentive Plan (the “Howard Weil Plan”).

Set forth below is a brief description of these plans.

Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan (“PCG Plan”) and Financial Advisor Retention Plan (“FA Plan”)

Under the PCG Plan, financial advisors in our private client brokerage business were eligible to earn deferred bonuses in each calendar year based upon several performance measures. In calendar year 2002, the PCG Plan was replaced with the FA Plan, under which financial advisors in our private client brokerage business were eligible to earn in each calendar year the right to receive future retention bonuses based upon several performance measures. Deferred bonuses under the PCG Plan and future retention bonuses under the FA Plan were deemed invested in either an interest account or a “phantom stock” account. Amounts deemed invested in phantom stock accounts were credited as a number of phantom stock units based on a unit price equal to the market price for a share of common stock. The number of phantom stock units credited to an account will be adjusted until the bonuses are payable to account for any stock dividends, stock splits and similar events. Effective December 1, 2005, we terminated the PCG Plan and FA Plan. In connection with this termination, we accelerated the vesting of all awards under the plans and commenced making distributions or paying deferred bonuses to participants. The majority of participants have received full distributions/deferred bonuses. However, distributions to some participants under the PCG Plan will be made over a period of three years and deferred bonuses payable to some participants under the FA Plan will be made over a period of two years. Participants in the PCG Plan receive upon distribution a number of shares of common stock equal to the number of phantom stock units that are to be distributed, or cash in the amount of the balance of the interest account to be distributed. Participants in the FA Plan receive as payment of retention bonuses a number of shares of common stock equal to the number of phantom stock units that are to be distributed, or cash in the amount of the balance of the interest account to be distributed.

Legg Mason Wood Walker, Incorporated Key Employee Phantom Stock Agreements (the “Key Employee Agreements”)

Under the Key Employee Agreements, certain former employees, as part of their recruitment by our former private client brokerage business, were offered deferred compensation bonuses credited within the first year of their employment. Deferral amounts under the Key Employee Agreements were deemed invested in “phantom stock” units based on a unit price equal to the market price for a share of Legg Mason common stock. The number of phantom stock units credited to an account will be adjusted until the bonuses are payable to account for any stock dividends, stock splits and similar events. Effective December 1, 2005, we terminated the Key Employee Agreements. In connection with this termination, we accelerated the vesting of all bonuses under the agreements and commenced paying the bonuses. The majority of participants have received all of their deferred bonuses. However, deferred bonuses to some participants will be distributed over a period of three years. Upon payment of deferred bonuses, participants receive a number of shares of common stock equal to the number of phantom stock units that are to be distributed.

Legg Mason Wood Walker, Incorporated Professional Branch Manager Phantom Stock Agreements (the “Branch Manager Agreements”)

Under the Branch Manager Agreements, certain of the branch managers in our former private client brokerage business were able to elect to defer up to $12,000 of compensation in any calendar year. We would “match” dollar-for-dollar all amounts deferred under the Branch Manager Agreements. Deferred and match amounts under the Branch Manager Agreements were deemed invested in “phantom stock” units based on a unit price equal to the market price for a share of common stock. The number of phantom stock units credited to an account will be adjusted over the deferral period to account for any stock dividends, stock splits and similar events. Effective December 1, 2005, we terminated the Branch Manager Agreements. In connection with this termination, we accelerated the vesting of all “match” amounts granted under the agreements and commenced distributing all deferred amounts. The majority of participants have been paid all deferred amounts. However, deferred amounts payable to some participants will be made over a period of three years. Upon payment of deferred amounts, participants receive a number of shares of common stock equal to the number of phantom stock units that are to be distributed.

Howard, Weil, Labouisse, Friedrichs, Inc. Equity Incentive Plan

Under the Howard Weil Plan, certain employees of Howard, Weil, Labouisse, Friedrichs, Inc. (“Howard Weil”) were entitled to defer their receipt of compensation. The deferred amounts were deemed invested in Voting Stock of Howard Weil. When we acquired Howard Weil in 1987, the deferred amounts were funded by placing Howard Weil stock into a trust, and the stock in the trust was converted into Legg Mason common stock. Since the acquisition, no additional amounts have been deferred under the Howard Weil Plan. However, the Howard Weil Plan governs the distribution of shares from the trust to participants. In addition, dividends paid on the shares held in the trust are used to purchase additional shares of Legg Mason common stock in the open market, which are then credited to the accounts of participants. Effective December 1, 2005, the participants in the Howard Weil Plan ceased to be employees of Legg Mason, thus triggering distribution of deferred amounts under the Plan. We expect this distribution to be completed in calendar year 2009.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Section 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended March 31, 2007.

COMPENSATION COMMITTEE

Roger W. Schipke, Chairman

John E. Koerner III

Cheryl Gordon Krongard

Kurt L. Schmoke

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors assists the Board of Directors in its oversight of the financial accounting and reporting of Legg Mason and its subsidiaries by selecting and compensating the company’s independent registered public accounting firm (“independent auditors”), providing oversight of the work of the independent auditors and reviewing the scope and results of audits conducted by them, reviewing the activities of Legg Mason’s internal auditors, discussing with independent auditors, internal auditors and management the organization and scope of Legg Mason’s internal system of accounting and financial controls and reviewing and discussing certain matters that may have a material impact on Legg Mason’s financial statements. The Audit Committee is composed of four non-employee directors and operates under a written charter adopted by the Board of Directors that was last amended on January 23, 2007 and is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that each member of the Audit Committee is “independent” and financially literate, and that at least one member has accounting or other related financial management expertise, in each case as such qualifications are defined under the Listing Standards of the New York Stock Exchange. The Board of Directors has also determined that Mr. Beresford qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee held seven meetings during the fiscal year ended March 31, 2007. The meetings were intended, among other things, to facilitate communication among the Audit Committee,

management, internal auditors and Legg Mason’s independent auditors. The Audit Committee reviewed with Legg Mason’s internal auditors and its independent auditors the overall scope and plans for their respective audits and discussed with both the internal auditors and the independent auditors the results of their examinations and their evaluations of Legg Mason’s internal controls. The Audit Committee’s discussions with management and the independent auditors included a review of significant accounting policies applied by Legg Mason in its financial statements.

The Audit Committee also reviewed and discussed Legg Mason’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In this regard, the Audit Committee reviewed and discussed, with Legg Mason’s management and its independent auditors, management’s annual report on the effectiveness of Legg Mason’s internal control over financial reporting as of March 31, 2007 and the independent auditors’ related attestation report.

Legg Mason’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of consolidated financial statements in accordance with generally accepted accounting principles, and for the establishment and effectiveness of Legg Mason’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. Legg Mason’s independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and for attesting to management’s assessment of the effectiveness of Legg Mason’s internal control over financial reporting. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of Legg Mason as of and for the fiscal year ended March 31, 2007 with management and Legg Mason’s independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” Furthermore, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors their independence from Legg Mason and its management. When considering the independent auditors’ independence, the Audit Committee considered whether their provision of services to Legg Mason beyond those rendered in connection with their audit and review of Legg Mason’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditors for audit and non-audit services.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above, the Audit Committee has recommended to the Board of Directors that Legg Mason’s audited consolidated financial statements as of and for the fiscal year ended March 31, 2007 be included in Legg Mason’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Dennis R. Beresford, Chairman

Harold L. Adams

Edward I. O’Brien

W. Allen Reed

CERTAIN TRANSACTIONS

Two of our executive officers have immediate family members who are employees of Legg Mason subsidiaries. The compensation of each such family member, including participation in employee benefit plans generally made available to similarly situated employees, was established in accordance with our employment and compensation practices applicable to employees with similar qualifications and responsibilities and holding similar positions. Neither of the executive officers has a material interest in the employment relationships or shares a home with these employees. Neither of the immediate family member employees is an executive officer of Legg Mason. An adult child of Raymond A. Mason, our Chairman of the Board, President and Chief Executive Officer, is employed as Vice President and Director, Corporate Marketing and Communications in our corporate communications department and received $360,000 in salary and bonus for fiscal year 2007, plus 150 shares of restricted common stock. A brother of James W. Hirschmann III, who was our President and Chief Operating Officer during fiscal year 2007, was employed as Senior Vice President, Head of Institutional Services during fiscal year 2007 by one of our subsidiaries and received $1,160,250 in salary and bonus for fiscal 2007, plus 1,041 shares of restricted common stock and options to purchase 15,000 shares of common stock.

Until December 2006, Robert Angelica served as an executive officer of subsidiaries of AT&T Inc. responsible for the investment and administration of employee benefit plan assets. Between April 1, 2006 and December 31, 2006, our subsidiaries provided asset management services to AT&T subsidiaries and received customary compensation for those services in the total amount of approximately $5.6 million.

From time to time, our directors, executive officers and employees, members of their immediate families and companies or affiliates of companies that employ our independent directors may have investments in various investment vehicles or accounts sponsored or managed by our subsidiaries or utilize our products or services in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

PROPOSED AMENDMENT OF 1996 EQUITY INCENTIVE PLAN

In 1996, the Compensation Committee of our Board of Directors (the “Committee”) adopted, and our Board of Directors and stockholders approved, the Legg Mason, Inc. 1996 Equity Incentive Plan (the “Plan”). In 1999 and 2004, the Committee adopted, and our Board and stockholders approved, amendments to the Plan that increased the number of shares covered by the Plan. In 2006, the Committee adopted several technical amendments to the Plan. In 2001 and 2006, our stockholders re-approved the Plan for purposes of Section 162(m) of the federal tax code.

The purpose of the Plan is to provide our key employees various stock ownership and performance incentives toward achievement of continued growth, profitability and success of the company. The Plan, as amended through the date hereof and as adjusted for stock splits since it was adopted, covers a total of 24,000,000 shares of common stock. The number of shares available for issuance under the Plan, as of June 1, 2007, was 2,998,177. If our stockholders approve the amendment to the Plan, the number of shares covered by the Plan will increase to 29,000,000 and the number of shares available for issuance under the Plan will increase to 7,998,177, in each case subject to certain adjustments.

The Committee and our Board believe the Plan continues to be desirable for purposes of providing our key employees various stock ownership and performance incentives. In April 2007, to accommodate future grants based on historical usage of shares under the Plan, and to ensure the availability of sufficient shares to meet possible needs arising from future significant hirings and possible acquisitions, the Committee adopted and our Board approved, subject to stockholder approval at this Annual Meeting, an amendment to the Plan increasing the number of shares covered by the Plan by 5,000,000. The provisions of the Plan require that our stockholders approve any amendment increasing the number of shares, and the amendment is being presented for approval at this Annual Meeting.

The benefits to be awarded under the Plan to our executive officers and other employees in the future are not presently determinable. Our non-employee directors are not eligible to receive benefits under the Plan. The following table sets out the benefits awarded under the Plan for the fiscal year ended March 31, 2007 to the people listed.

	Stock Options		Restricted Stock
Name and Position	Number Granted	Dollar Value(1)	Shares Granted	Dollar Value(2)
Raymond A. Mason, Chairman of the Board, President and Chief Executive Officer	—	$—	—	$—
Charles J. Daley, Jr., Senior Vice President, Chief Financial Officer and Treasurer	25,000	1,020,335	1,987	198,438
Peter L. Bain, Senior Executive Vice President	30,000	1,224,402	4,619	461,250
Mark R. Fetting, Senior Executive Vice President	40,000	1,632,536	5,821	581,250
Timothy C. Scheve, Senior Executive Vice President	35,000	1,428,469	5,220	521,250
All executive officers as a group	317,500	13,407,740	80,660	8,054,304
All non–executive officer employees as a group	688,152	19,429,490	303,000	30,256,065

(1)	Dollar value calculated as of the option grant date using the Black-Scholes option pricing model.
(2)	Restricted stock awards are valued for this table as of the date the Committee approved the awards (April 23, 2007) using the average of the high and low trading prices of our common stock on that date.

The closing price of our common stock on the New York Stock Exchange on June 1, 2007 was $99.95 per share.

The Board of Directors recommends a vote “FOR” the amendment of the 1996 Equity Incentive Plan.

Description of 1996 Equity Incentive Plan

General. Subject to adjustment in certain circumstances discussed below, the Plan, as amended in 1999 and 2004 and adjusted to reflect stock splits, authorizes the issuance of up to 24,000,000 shares of common stock. The amendment to the Plan, if approved by stockholders, will increase the number of shares of common stock covered by the Plan to 29,000,000, subject to adjustment in certain circumstances discussed below. Shares subject to grants under the Plan will be re-available to be included in other awards in the following circumstances:

•	to the extent awards under the Plan expire or are terminated for any reason without being exercised;

•	if the shares of common stock subject to an award are forfeited;

•	if the Committee permits the shares to be exchanged for awards not involving common stock; or

•	if the recipient uses the shares for the payment of the purchase price of shares upon exercise of a stock option.

Administration of the Plan. The Committee administers and interprets the Plan and has the sole authority to determine

•	persons to whom awards may be granted under the Plan;

•	the type, size and other terms and conditions of each award;

•	the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting; and

•	any other matters arising under the Plan.

Except as provided by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the federal tax code, the Plan authorizes the Committee to delegate its authority and duties under the Plan in certain circumstances to our Chief Executive Officer and other senior officers.

The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.

Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (1) stock options; (2) stock appreciation rights (“SARs”), in tandem with stock options or freestanding; (3) common stock, including restricted common stock, or common stock derivatives; (4) common stock units; (5) performance units; (6) performance shares; and (7) any other awards which are established by the Committee and are consistent with the Plan’s purpose. The Committee may grant these awards individually, in combination or in tandem.

Eligibility for Participation. Awards may be made to any key employee (including officers and employee directors) of Legg Mason or any of its subsidiaries as designated by the Committee. During the fiscal year ended March 31, 2007, 661 employees received awards under the Plan. Subject to adjustment as described below, during any calendar year no participant may receive awards for more than 999,999 shares of common stock issued or available for issuance under the Plan.

Stock Options. Stock options granted under the Plan are so-called “nonqualified stock options” that are not intended to qualify as incentive stock options within the meaning of Section 422 of the federal tax code (“NQSOs”).

All stock options are subject to the terms and conditions set forth in the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the participant in an award notice. The Committee must approve the form and provisions of each award notice.

The Committee fixes the option price per share at the date of grant. The option price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of common stock on the date of grant. However, the option price may not be less than 50 percent of the fair market value of the common stock on the date of grant. The Committee also determines the term of each option; however, the exercise period may not exceed ten years from the date of grant.

The Committee determines the exercisability of stock options and specifies this in the award notice. The Committee may also accelerate the exercisability of any stock option. A participant, or, in the discretion of the Committee, a properly authorized broker-dealer on behalf of a participant, may exercise a stock option by delivering notice of exercise to the Committee with accompanying payment of the option price. Under the Plan, a participant may pay the option price

•	in cash, or by check, bank draft or money order;

•

by delivering shares of common stock or restricted common stock as to which restrictions have lapsed owned by the participant and having a fair market value on the date of exercise equal to the option price; or

•	by any combination of the foregoing.

The participant must pay, at the time of exercise, the option price and the amount of any federal, state or local withholding tax due in connection with such stock option exercise. If the Committee approves, participants may elect to satisfy income tax withholding obligations by having shares withheld.

Stock Appreciation Rights. The Committee may grant SARs alone (“Freestanding SARs”) or in tandem with any stock option (“Tandem SARs”). A SAR entitles the participant, upon exercise, to receive the amount by which the fair market value of common stock on the date of exercise exceeds the fair market value of the stock on the date of grant.

A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent its related stock option is exercisable and the exercise price of the SAR is the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR is canceled automatically to the extent of the number of shares covered by the stock option exercise.

The Committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR’s exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than 50% of the fair market value of the common stock on the date of the grant of the Freestanding SAR.

Stock Awards. The Committee may grant awards in the form of shares of common stock, restricted shares of common stock or common stock derivatives (“Stock Awards”). Stock Awards may be granted purely as a bonus, subject to certain performance goals that meet the requirements of Section 162(m) of the federal tax code, or for consideration, subject to any conditions and restrictions the Committee imposes.

Performance Shares. The Committee may grant performance shares, which are either shares of common stock or units which are expressed in terms of common stock. Performance share awards are contingent upon the attainment over a period to be determined by the Committee (the “Performance Period”) of certain performance objectives. The Committee will also determine the performance objectives to be achieved during a Performance Period and the measure of whether and to what degree the objectives have been attained.

Performance Units. The Committee may grant performance units, which are units valued by reference to criteria chosen by the Committee other than common stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved, will be determined by the Committee.

Awards subject to Section 162(m). Section 162(m) of the federal tax code generally disallows a public company’s deductions for employee remuneration exceeding $1,000,000 per year for the chief executive officer and any of the other three most highly compensated executive officers of the company, but contains an exception for qualified “performance-based compensation.” Compensation is performance-based if it is payable solely on account of the achievement of one or more objective business criteria.

Section 162(m) of the federal tax code requires that a compensation committee consisting of two or more “outside directors” establish performance standards that must be met before performance-based remuneration may be awarded. The committee must also certify that the performance standards were met before payment of the remuneration. Finally, the law requires that the performance standards be disclosed to and approved by the shareholders.

The maximum annual amount that may be paid to, or the amount of any loan that may be forgiven on behalf of, a Section 162(m) participant for the 2008 fiscal year may not exceed $5,706,233, and for each subsequent fiscal year may not exceed 110% of the maximum amount for the preceding fiscal year. In determining this maximum amount, the value of any stock options granted to a Section 162(m) participant is not included.

Other Terms of Awards. The Plan authorizes awards to be paid in cash, common stock, common stock derivatives, a combination of the foregoing, or any other form of property, as determined by the Committee. However, except in limited situations, stock options, stock settled SARs, stock awards and performance units or shares payable in shares of common stock must be paid in shares of common stock or common stock derivatives. In addition, the Plan provides that the Committee may authorize the making of loans or cash payments to participants in connection with any award under the Plan or to be used to exercise a stock option or to pay any consideration required in connection with a Stock Award. These loans may be secured by any security, including common stock or common stock derivatives, underlying or related to the award (so long as the amount of the loan does not exceed the fair market value of the security subject to the award), and may be forgiven upon the terms and conditions established by the Committee at the time of the loans or at any time thereafter, including the attainment of performance goals that meet the requirements of Section 162(m) of the federal tax code. If an award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include, as part of the award, an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a Stock Award, performance share, performance unit, dividend or dividend equivalent.

The Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement or any other approved reason. The Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded a participant under the Plan in the event of his death, disability, retirement or termination for any other approved reason.

The Committee may, in an award notice or otherwise, establish terms, conditions, restrictions and/or limitations governing the grant of any award that are consistent with the Plan.

Restrictions on Transferability of Awards. No awards under the Plan may be transferred, except by will or the laws of descent and distribution, except, if permitted by the Committee and subject to any terms and conditions specified by the Committee, the participant may transfer an award to the participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more family members. The restrictions described in this sentence do not apply to any restricted shares of common stock received in connection with an award after the date that the restrictions on transferability of the shares have lapsed. During the lifetime of the participant, a stock option, SAR or similar type of award shall be exercisable only by him or her or by the family member or trust to whom the stock option, SAR or other award has been transferred in accordance with the terms of the plan.

Amendment, Term and Termination of the Plan. Through the Committee, we may amend or terminate the Plan at any time. However, the Committee may not, without stockholder or Board approval, as necessary:

•	adopt any amendment which would increase the maximum number of shares which may be issued under the Plan (except as described below);

•	modify the Plan’s eligibility requirements; or

•	make any amendment that requires stockholder approval pursuant to Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the federal tax code.

The Plan became effective as of April 18, 1996, and will terminate on April 20, 2014, unless terminated earlier by the Board or extended by the Board with approval of our stockholders. No award may be made under the Plan after its termination, but earlier awards may extend beyond the date of termination.

Adjustment Provisions. If there is any change in the number of outstanding shares of common stock through the declaration of stock dividends, stock splits or the like, the number of shares available for awards, the shares subject to any existing award and the option prices or exercise prices of existing awards will be automatically adjusted. If there is any change in the number of outstanding shares of common stock through any change in the capital account of Legg Mason, or through any other transaction referred to in Section 424(a) of the federal tax code, the Committee will make appropriate adjustments in the maximum number of shares of common stock which may be issued under the Plan and any adjustments and/or modifications to outstanding awards as it deems appropriate. In the event of any other change in our capital structure or in the common stock, the Committee is authorized to make appropriate adjustments in the maximum number of shares of common stock available for issuance under the Plan and any adjustments and/or modifications to outstanding awards.

Federal Income Tax Consequences. There are no federal income tax consequences to participants or to Legg Mason upon the grant of a NQSO under the Plan. Upon the exercise of NQSOs, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price of the NQSO, and we will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of common stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares of common stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

Local and state tax authorities may also tax incentive compensation awarded under the Plan.

Tax Withholding. We may require a participant to pay us the amount of any taxes which we are required to withhold in connection with any award or to take whatever action we deem necessary to satisfy any federal, state and local income and employment withholding tax obligations arising under the Plan. Our obligation to issue shares of common stock upon the exercise of a stock option or any other award is conditioned upon the Committee being satisfied that the grantee has complied with any tax withholding requirements. We may deduct from any cash payment under the Plan an amount sufficient to cover the participant’s federal, state and local withholding tax obligations associated with the payment.

PROPOSED AMENDMENT OF NON-EMPLOYEE DIRECTOR EQUITY PLAN

In 2005 the Compensation Committee adopted, and our stockholders approved, the Legg Mason, Inc. Non-Employee Director Equity Plan. In April 2007, the Compensation Committee recommended, and our Board of Directors approved, an amendment to the Director Equity Plan removing stock options as an election under the plan. Our Compensation Committee and Board of Directors continue to believe that grants of equity to our non-employee directors are a desirable and useful means of linking the directors’ interests with the interests of our stockholders and are an important part of our compensation for non-employee directors. The Committee and Board have decided, however, that these objectives can be achieved by the issuance of shares of our common stock or Restricted Stock Units and that it is appropriate to cease issuing stock options to non-employee directors.

If our stockholders approve the proposed amendment, then our non-employee directors will not receive any additional stock options under the Director Equity Plan. Our directors will continue to be eligible to elect to receive any of the other three types of equity grants discussed below. In addition, the proposed amendment will not affect stock options that are outstanding under the Director Equity Plan, which will continue in accordance with their terms. If our stockholders do not approve the proposed amendment, then the Director Equity Plan will continue without amendment and our non-employee directors will be able to continue receiving stock options under the plan.

If approved by stockholders, the amendment will first apply to the equity grant under the Plan for fiscal year 2008, which will be made on the date of this Annual Meeting.

Although the value of future benefits under the Director Equity Plan is specified in the plan, the number of securities issued in future awards, and the specific forms of those awards, will depend on the market value of shares of common stock on the date the awards are made and the award elections of our directors. Therefore, the specific future benefits to be received by our directors under the Director Equity Plan, as proposed to be amended, cannot be determined. The closing price of Legg Mason common stock on the New York Stock Exchange on June 1, 2007 was $99.95. Assuming the market value of a share of common stock on the date of this Annual Meeting is the same as the closing price on June 1, 2007, if all of the non-employee directors elected to receive only common stock, 15,000 shares of common stock would be granted to the directors as a group on the Annual Meeting date; if all of the non-employee directors elected to receive common stock plus $50,000 in cash, 9,000 shares of common stock would be granted and $600,000 in cash would be awarded to the directors as a group on the Annual Meeting date; and if all of the non-employee directors elected to receive Restricted Stock Units, 15,000 Restricted Stock Units would be granted to the directors as a group on the Annual Meeting date.

The following table provides information about the compensation paid to our non-employee directors as a group under the Director Equity Plan in fiscal year 2007.

Name and Position	Stock Options(1)		Common Stock		Restricted Stock Units
	Number Granted	Dollar Value(2)	Shares Granted	Dollar Value	Units Granted	Dollar Value(3)
All non-employee directors as a group	31,728	$1,390,873	3,353	$325,000	3,966	$374,985

(1)	If the amendment to the Director Equity Plan is approved by stockholders, the choice to receive stock options will no longer be available.
(2)	Dollar value calculated as of the option grant date using the Black-Scholes option pricing model.
(3)	Restricted Stock Units are valued for this table as of the grant date (July 18, 2006) using the closing price of our common stock on that date.

The Board of Directors recommends a vote “FOR” the amendment of the Non-Employee Director Equity Plan

Description of Director Equity Plan

The Director Equity Plan covers a total of 625,000 shares of common stock. Non-employee directors are defined under the Director Equity Plan as Legg Mason directors who are not employees of Legg Mason or its subsidiaries. At March 31, 2007, we had 12 non-employee directors who were eligible to participate in the plan. Under the terms of the Director Equity Plan, each non-employee director receives an equity award:

•	on the thirty-first day after he or she is first elected as a director; and

•	on the day of each subsequent Annual Meeting of Stockholders.

Each non-employee director may select the equity award that he or she receives under the Director Equity Plan from among the following:

•	a grant of shares of common stock that have a market value, on the grant date, of $125,000;

•	a grant of shares of common stock that have a market value, on the grant date, of $75,000, plus $50,000 in cash;

•	options to acquire a number of shares of common stock equal to three times the number of shares that would be granted under the first bullet above; or

•	a grant of a number of Restricted Stock Units equal to the number of shares that would be granted under the first bullet above.

If our stockholders approve the proposed amendment to the Director Equity Plan, the choice to receive stock options discussed in the third bullet above will be eliminated from the plan.

Shares of common stock granted under the Director Equity Plan are fully vested on the grant date and are not subject to any transfer or other restrictions.

Options granted under the Director Equity Plan are non-statutory stock options which do not qualify for tax treatment under Section 422A of the federal tax code. The options become exercisable immediately upon the grant date, and have an exercise price equal to the market value of the common stock on the grant date. Options expire eight years from the grant date, regardless of whether the recipient continues to be a director of Legg Mason. All options are non-transferable other than by will or the laws of descent and distribution.

Restricted Stock Units granted under the Director Equity Plan are payable on a one-for-one basis in shares of common stock within sixty days of the date on which the recipient ceases to be a director of Legg Mason. The number of Restricted Stock Units credited to a director will be increased to reflect all dividends paid on common stock based on the market price of a share of common stock on the dividend payment date. Restricted Stock Units are non-transferable other than by will or the laws of descent and distribution.

The Director Equity Plan will terminate on June 1, 2015. The termination will not affect prior grants. The Board of Directors may amend the Director Equity Plan. However, without the approval of stockholders, no amendment may materially increase the benefits accruing under the Plan, increase the number of shares of common stock covered by the Plan or modify the eligibility requirements to participate in the Plan. The aggregate number of shares of common stock covered by the Director Equity Plan; the number of shares of common stock subject to, and the exercise price of, outstanding options; and the number of outstanding Restricted Stock Units will be adjusted to reflect any stock split or similar transaction.

There are no federal income tax consequences to participants or to Legg Mason upon the grant of options under the Director Equity Plan. Upon the exercise of options, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price of the option, and we will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock acquired by exercise of an option, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of common stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares of common stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the option).

PROPOSED RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP to be our independent registered public accounting firm for the fiscal year ending March 31, 2008. This appointment will be submitted for ratification by our stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of independent registered public accounting firm.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our consolidated financial statements for the fiscal years ended March 31, 2007 and March 31, 2006 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2007	2006
Audit Fees(1)	$5,982,000	$4,776,000
Audit-Related Fees(2)	567,000	856,000
Tax Fees(3)	181,000	151,000
All Other Fees(4)	13,000	9,000

Total Fees	$6,743,000	$5,792,000

(1)	Audit fees consisted of fees for the annual audit and quarterly reviews of our financial statements, services provided for statutory audits of certain subsidiaries and services provided in connection with other statutory or regulatory filings or engagements including consents related to SEC filings and fees related to the audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Audit-related fees consisted of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax fees consisted of fees for the preparation and review of federal, state, local and international tax returns.
(4)	All other fees included financial compliance consulting and risk management services.

Pre-approval of Independent Registered Public Accounting Firm Services

The Audit Committee approves all audit and permitted non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP, except that the Audit Committee applied a de minimis exception to the pre-approval rules established by the SEC and waived pre-approval of approximately $57,000 in audit-related fees that had been incurred during fiscal year 2006 by one of our subsidiaries without the auditors or the subsidiary seeking the required advance approval of the Audit Committee. The Chair of the Audit Committee may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

STOCKHOLDER PROPOSAL

Jon F. Walters, Trustee, on behalf of the Board of Trustees of the International Brotherhood of Electrical Workers’ Pension Benefit Fund, located at 900 Seventh Street, NW, Washington, DC 20001, the owner of 3,075 shares of common stock, has advised us that he intends to present the following proposal and supporting statement at the Annual Meeting. In accordance with applicable proxy regulations, the proposal and supporting statement, which are presented as we received them and for which we and our Board of Directors accept no responsibility, are set forth below.

“RESOLVED: The shareholders of Legg Mason, Inc. (“the Company”) urge the Board of Directors to amend the Company’s by laws, effective upon the expiration of current employment contracts, to require that an independent director—as defined by the rules of the New York

Stock Exchange (“NYSE”)—be its Chairman of the Board of Directors. The amended by laws should specify (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders, and (b) that compliance is excused if no independent director is available and willing to serve as chairman.”

Supporting Statement

“It is the responsibility of the Board of Directors to protect shareholders’ long-term interests by providing independent oversight of management, including the Chief Executive Officer (CEO), in directing the corporation’s business and affairs. Currently, Raymond Mason is both chairman of the Board and chief executive officer for Legg Mason. We believe that this current governance structure may not be in the best interest of shareholders.

“Both the NYSE and NASDAQ have adopted rules that require corporations that wish to be traded on them to have a majority of independent directors. Unfortunately, having a majority of independent directors alone is clearly not enough to prevent the type of scandals that have afflicted Enron, WorldCom and Tyco. All of these corporations had a majority of independent directors on their boards when the scandals occurred.

“An academic study published in the September/October 2006 edition of Organization Science and titled Overpaid CEOs and Underpaid Managers: Fairness and Executive Compensation, found that in cases in which the CEO was also chairman of the board, both CEO and his or her staff were more likely to be overpaid. In our view, no matter how many independent directors there are on a board, that board is less likely to protect shareholder interests by providing independent oversight of the officers if the Chairman of that board is also the CEO, former CEO or some other officer or insider of the company.

“We urge stockholders to vote for this proposal.”

Position of the Board of Directors

The Board of Directors recommends a vote “AGAINST” the proposal set forth above for the following reasons:

•	Our super-majority independent Board of Directors provides for strong independent leadership and accountability to stockholders;

•	Our lead independent director structure is a recognized viable corporate governance structure having benefits very similar to the proposal; and

•	If adopted, the proposal would unnecessarily reduce the Board’s flexibility in corporate governance matters.

The Board believes that it would not be in the best interests of Legg Mason and its stockholders to require that the Chairman of the Board serve in that capacity only and have no management duties, titles or responsibilities. The proposal would prevent Legg Mason’s Chief Executive Officer from also serving as Chairman of the Board, and suggests that separating the role of Chairman of the Board from the Chief Executive Officer is necessary for ensuring an independent Board. The Board strongly disagrees with the proposal because it believes that its existing corporate governance practices already provide for strong independent leadership on the Board, as well as direct accountability to stockholders.

As provided in Legg Mason’s Corporate Governance Principles, the Board believes that a substantial majority of the Board should consist of independent directors and at least two-thirds of the members of the Board should be independent at any time. As determined by the Board, in accordance with NYSE rules, 86% of the members of the Board are currently independent directors, and the independence of one non-employee director has not been determined. Each of the members of the Board of Directors’ Nominating & Corporate Governance Committee, Audit Committee and Compensation Committee are independent directors.

The Board’s independent leadership is further enhanced by the existence of a lead independent director. The lead independent director is selected by the independent directors and has clearly delineated duties. As set forth in the Corporate Governance Principles, the lead independent director, among other things, assists the Chairman of the Board with setting the agenda for Board meetings, acts as a liaison between the Chairman and the independent directors and serves as the chair for executive sessions of the Board. The Board understands that corporate governance experts recognize that having a lead independent director is a viable corporate governance structure, having benefits very similar to separating the role of Chairman of the Board and Chief Executive Officer.

The Board believes that it should maintain the flexibility to determine the leadership of Legg Mason. As provided in Legg Mason’s Corporate Governance Principles, the Chairman of the Board and the CEO may be the same person; however, the two positions may be separated if the Board deems it to be in the best interests of the company and the stockholders. The stockholder proposal, however, would unnecessarily eliminate the flexibility of the Board to consider whether a current or former member of management is best suited to serve as Chairman of the Board at a given time. The Board believes that Legg Mason and its stockholders benefit from the Board’s current ability to freely select the Chairman of the Board based on criteria that it deems to be in the best interests of Legg Mason and its stockholders.

The Board believes that a super-majority independent Board and the existence of the lead independent director ensures the independent exchange of information among Legg Mason’s independent directors and provides Legg Mason and its stockholders with the same benefits that the proposal suggests may only be obtained by requiring that an independent director serve as Chairman of the Board. In the Board’s view, Legg Mason’s stockholders have benefited from the Board of Directors’ current sound corporate governance practices and strong independent Board leadership, and there is no need to require that an independent director serve as Chairman of the Board.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

We must receive in writing, at our principal executive offices located at 100 Light Street, Baltimore, Maryland 21202, Attn: Corporate Secretary, any stockholder proposal intended for inclusion in the proxy material for the 2008 Annual Meeting on or before February 23, 2008. The inclusion of any proposal will be subject to applicable rules of the SEC. The persons named as proxies for the 2008 Annual Meeting will generally have discretionary authority to vote on any matter presented by a stockholder for action at the meeting. In the event we receive notice of any stockholder proposal by May 8, 2008, then, if we include in our proxy statement advice on the nature of the matter and how the named proxies intend to vote the shares for which they have received discretionary authority, those proxies may exercise discretionary authority with respect to the matter, except to the extent limited by the SEC’s rules governing stockholder proposals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, our executive officers and directors are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of their ownership of our common stock. Based solely on a review of copies of such reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended March 31, 2007 our executive officers and directors complied with the Section 16(a) requirements except that an acquisition of phantom stock units by Mr. Mason on June 9, 2006 was reported on a Form 4 report filed on June 14, 2006 and an exercise of stock options by Mr. Hirschmann on July 20, 2006 was reported on a Form 4 report filed on June 15, 2007.

OTHER MATTERS

To the extent that this Proxy Statement is incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement titled “Compensation Committee Report,” and “Audit Committee Report” (the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing.

All descriptions of benefits plans and agreements contained in this Proxy Statement are summaries and are qualified in their entirety by reference to the actual plans or agreements.

Our Board of Directors is not aware of any other matters to come before the Meeting. If any other matters should come before the Meeting, the persons named in the enclosed proxy will act thereon according to their best judgment.

By order of the Board of Directors

ROBERT F. PRICE
Secretary

Appendix A

LEGG MASON, INC.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

I.	PURPOSE

The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) of Legg Mason, Inc. (the “Company”) in fulfilling its oversight responsibilities to stockholders, the investment community and others for (1) monitoring the quality and integrity of the financial statements of the Company; (2) monitoring the Company’s compliance with legal and regulatory requirements; (3) assessing the independence, qualification and performance of the Company’s independent auditors; (4) preparing the report required by the Securities and Exchange Commission’s (“SEC”) proxy rules; and (5) assessing the performance of the Company’s director of internal audit.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company’s financial statements and the Company’s independent auditors are responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements.

II.	MEMBERSHIP

The Chairman and the members of the Committee shall be nominated by the Nominating & Corporate Governance Committee and appointed by the Board.

The Committee shall consist of at least three directors, and shall be composed solely of directors independent of management and the Company. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange (“NYSE”), the Securities Exchange Act of 1934, the rules and regulations of the SEC, and any additional independence standards that may be adopted by the Board. All Committee members shall be financially literate, and, whenever possible, at least one member shall be an “audit committee financial expert,” as defined by rules and regulations of the SEC and the NYSE.

III.	DUTIES & RESPONSIBILITIES

In carrying out its responsibilities, the Committee believes its policies and procedures should be reviewed periodically, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to ensure an appropriate environment for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Committee.

In carrying out its responsibilities, the Committee shall:

•

Engage the independent auditors of the Company to conduct the examination of the books and records of the Company and its affiliates, and terminate any such engagement if circumstances warrant. The independent auditors are ultimately accountable to, and shall report directly to, the Committee. The Committee shall have the sole authority to approve all of the independent auditors’ audit and non-audit engagement fees and terms.

•	Provide oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting.

•

Pre-approve all audit services and permissible non-audit services provided by the independent auditors; provided that, in unusual circumstances, the Committee may approve diminimus services after they have been provided. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•

Meet with the Company’s independent auditors and management to review the scope of the proposed annual audit (and related quarterly reviews) and the audit procedures to be followed, including any subsequent material changes.

•

Discuss with the Company’s independent auditors and management information relating to the auditors’ judgments about the quality, not just the acceptability, of the Company’s accounting principles and matters identified by the auditors during interim reviews. Also, the Committee shall discuss the results of the annual audit and any other matters that may be required to be communicated to the Committee by the Company’s independent auditors under generally accepted auditing standards.

•

At least annually, receive from and discuss with the independent auditors and management, separately or together as determined by the Committee, a report on (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) other material written communications between the independent auditors and management of the Company, such as any management letter or schedule of unadjusted audit differences.

•

Obtain assurance from the Company’s independent auditors that they have complied with their obligation to identify and report fraud in connection with their audit of the financial statements of the Company.

•

Discuss the Company’s annual audited financial statements and unaudited quarterly financial statements with management and the independent auditors, including management’s discussion and analysis of financial condition and results of operations. Discuss other matters with the Company’s independent auditors as required by the SEC and, if appropriate, recommend that the audited financial statements be included in the Company’s Form 10-K.

•	Approve the content of the report of the Committee required by the SEC to be included in the Company’s annual proxy statement.

•

Provide sufficient opportunity at its meetings to meet separately in executive session with the Company’s independent auditors, members of management and representatives of internal audit. Among the items to be discussed with the Company’s independent auditors are (1) the independent auditors’ evaluation of the Company’s financial and accounting personnel; (2) the cooperation that the independent auditors received during the course of their audit; (3) any management letter provided by the independent auditors and management’s response; and (4) any other matters the Committee may determine from time to time.

•	At least annually, obtain and review a report by the independent auditors describing: (1) the independent auditors’ internal quality-control procedures; and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities (including the results of the annual inspection of the Public Company Accounting Oversight Board), within the preceding five years, respecting any independent audits carried out by the firm and any steps taken to deal with any such items.

•

At least annually, receive reports from the Company’s independent auditors regarding the auditors’ independence from management and the Company (including the identification of all relationships between the independent auditors and the Company), discuss such reports with the independent auditors, consider whether the provision of non-audit services by the independent auditors is compatible with the auditors’ independence, and, if determined by the Committee, recommend that the Board take action to satisfy itself of the independence of the auditors.

•	Evaluate the performance of the independent auditors and lead audit partner, and report its conclusions to the Board.

•	Set hiring policies that conform to applicable SEC or other external guidelines for employment by the Company of employees and former employees of the independent auditors.

•

Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and their impact on the Company and its financial reporting. This includes any actual or proposed changes in accounting or financial reporting practices.

•

Discuss with the Company’s independent auditors, the director of internal audit and management the adequacy and effectiveness of the Company’s internal auditing, accounting and financial controls, and elicit any recommendations for improvement.

•

Review the internal audit function, including appointment or replacement of the director of internal audit, and approve the proposed audit scope for the year. The Committee shall also approve the long-range internal audit plan as well as review periodic progress reports.

•

Receive from the director of internal audit a summary of findings from completed audits (and management’s response) and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

•

Discuss with management an outline of press releases regarding results of operations, as well as general policies on earnings guidance to be provided to analysts, rating agencies, and the general public. Review any relevant items with management and the independent auditors prior to release of any such press releases or earnings guidance.

•

Meet, at least annually, with management to discuss, as appropriate, significant accounting accruals, estimates and reserves; litigation matters; management’s representations to the independent auditors; new or proposed regulatory accounting and reporting rules; any significant off-balance sheet transactions and special purpose entities; and any significant financial reporting issues or judgments disputed with the independent auditors.

•	Discuss with management policies with respect to risk assessment and risk management.

•	Review with the Company’s general counsel legal matters that may have a material impact on the financial statements and the Company’s compliance with laws and regulations.

•

Establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	In consultation with the Corporate Governance Committee, conduct an annual evaluation of the performance and effectiveness of the Committee and report the results of that evaluation to the Board.

•	Review and reassess the adequacy of this charter annually and recommend any proposed changes of the charter to the Board for approval.

•	Perform such other functions as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions, or as may be delegated to it from time to time by the Board.

IV.	ADMINISTRATION

(A)	Meetings

The Committee shall normally meet quarterly in conjunction with the regularly scheduled meetings of the Board. The Committee shall also meet to review and discuss the Company’s annual financial statements before they are filed in a Form 10-K. The Chairman of the Committee will preside at all meetings at which the Chairman is present and will establish agendas for Committee meetings. The Chairman of the Committee may call special meetings of the Committee as circumstances warrant by providing written or telephonic notice to the other members of the Committee at least three (3) days prior to the date of the proposed special meeting. Members of the Committee may attend meetings telephonically when they are unable to attend the meetings in person. In lieu of a meeting, the Committee may act by unanimous written consent of all Committee members.

The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall maintain minutes of its meetings and report on its activities to the Board at each regular meeting of the Board.

(B)	Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the Committee members present at a meeting at which a quorum is present shall constitute the action of the Committee.

(C)	Retention of Experts

The Committee shall have the authority to retain consultants, legal counsel and other advisers to assist the Committee in fulfilling its duties and responsibilities. The Committee will obtain advice and assistance from outside legal, accounting or other advisors as it deems necessary, and, shall have the authority and responsibility to negotiate and approve the fees and other engagement terms of such experts and to direct the payment of fees by the Company to such experts.

(D)	Tenure

The Chairman and members of the Committee shall be appointed by and serve at the pleasure of the Board and may be removed at any time by majority vote of the Board members present at a meeting at which a quorum is present.

(E)	Communications with the Committee

The Committee shall make clear to the independent and internal auditors as well as the Company’s management that if, at any time, matters come to their attention which they believe should be communicated to the Committee, such matters should be communicated immediately to the Chairman of the Committee. When any Committee member learns of information that he or she believes should be communicated to the Board, he or she shall promptly notify the Chairman of the Committee.

Adopted by the Board on 1/20/04 and amended January 23, 2007

LEGG MASON, INC.

Proxy for Annual Meeting of Stockholders, July 19, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby appoints Raymond A. Mason, Thomas P. Lemke and Timothy C. Scheve, and each of them, as proxy, with full power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Legg Mason, Inc., on July 19, 2007, at 10:00 a.m., and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

LEGG MASON, INC.

July 19, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board recommends a vote FOR all nominees listed in proposal (1)
1. Election of Directors: For terms expiring at the 2010 Annual Meeting of Stockholders and at the 2009 Annual Meeting of Stockholders.			The Board recommends a vote FOR proposals (2), (3) and (4)
				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES	NOMINEES:		2. Amendment of the Legg Mason, Inc. 1996 Equity Incentive Plan.	☐	☐	☐
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Harold L. Adams O Raymond A. Mason	term expires in 2010 term expires in 2010	3. Amendment of the Legg Mason, Inc. Non-Employee Director Equity Plan.	☐	☐	☐
☐ FOR ALL EXCEPT (See instructions below)	O Margaret Milner Richardson O Kurt L. Schmoke O Robert E. Angelica	term expires in 2010 term expires in 2010 term expires in 2009	4. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐

The Board recommends a vote AGAINST proposal (5)

			5. Stockholder proposal relating to an independent director serving as the Chairman of the Board.	☐	☐	☐

6. To act upon any other matter which may properly come before the meeting or any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Receipt of notice of the meeting, proxy statement and 2007 annual report is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be voted FOR the election of Directors, FOR proposals (2), (3) and (4), and AGAINST proposal (5).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix B

LEGG MASON, INC.

1996 EQUITY INCENTIVE PLAN

(As Amended July 27, 1999, July 20, 2004, March 28, 2006 and July 19, 2007)

1.	Purpose

The purpose of the Plan is to provide motivation to Key Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Key Employees through the ownership and performance of the Common Stock or Common Stock derivatives of the Company. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, and/or other incentive awards to Key Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

2.	Definitions

2.1 “Award” means any form of stock option, stock appreciation right, Stock Award, performance unit, performance shares or other incentive award granted under the Plan, whether individually, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

2.2 “Award Notice” means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5 “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under paragraph 3 hereof. So long as required by law, the Committee shall consist of not less than two members, each of whom shall be a “disinterested person” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and related Treasury regulations. The Committee shall from time to time designate the Key Employees who shall be eligible for Awards pursuant to this Plan.

2.6 “Common Stock” means common stock, par value $.10 per share, of the Company.

2.7 “Company” means Legg Mason, Inc.

2.8 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.9 “Key Employee” means officers of the Company or a Subsidiary and any other employee of the Company or a Subsidiary so designated by the Committee.

2.10 “Participant” means any individual to whom an Award has been granted by the Committee under this Plan.

2.11 “Plan” means the Legg Mason, Inc. 1996 Equity Incentive Plan.

2.12 “Stock Award” means an award granted pursuant to paragraph 10 hereof in the form of shares of Common Stock, Common Stock derivatives, restricted shares of Common Stock, and/or Units of Common Stock.

2.13 “Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

2.14 “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

3.	Administration

The Plan shall be administered by the Committee. The Committee shall have the authority to (a) interpret the Plan and make factual determinations; (b) establish or amend such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Stock Award, performance unit, performance share, or other incentive award established by the Committee in accordance with clause (h) below, the number of shares or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee; (e) determine whether Awards will be granted individually, in combination or in tandem; (f) grant waivers of Plan terms, conditions, restrictions, and limitations; (g) accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.1 hereof, which the Committee determines are consistent with the Plan’s purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. All actions required of the Committee under the Plan shall be made in the Committee’s sole discretion, not in a fiduciary capacity and need not be uniformly applied to other persons, including similarly

2

situated persons. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or subject to such limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or to whom Section 162(m) of the Code applies.

4.	Eligibility

Any Key Employee is eligible to become a Participant of the Plan.

5.	Shares Available

The maximum number of shares of Common Stock, $0.10 par value per share, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 29,000,000 (such amount shall be subject to adjustment as provided in paragraph 20 for events occurring after July 19, 2007). Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any one individual during any calendar year shall be 250,000. (Such amount shall be subject to adjustment as provided in paragraph 20.) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged in the Committee’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which a stock appreciation right (“SAR”) has been exercised and paid in cash shall again be available for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.	Term

The Plan shall become effective as of April 18, 1996, subject to its approval by the Company’s shareholders at the 1996 Annual Meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company’s shareholders. Awards shall not be granted pursuant to the Plan after April 20, 2014.

7.	Participation

The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

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8.	Stock Options

(a) Grants. Awards may be granted in the form of stock options to purchase Common Stock or Common Stock derivatives. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

(b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the stock option’s grant.

(c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Accordingly, to the extent that the aggregate fair market value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code), then such option as to the excess shall be treated as a nonqualified stock option. Further, the per share option price of an incentive stock option shall not be less than 100 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the grant. An incentive stock option shall not be granted to any Participant who is not an employee of the Company or any “subsidiary” (within the meaning of section 424(f) of the Code). An incentive stock option shall not be granted to any employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” of the Company (within the meaning of section 424(f) of the Code), unless the purchase price per share is not less than 110% of the fair market value of Common Stock on the date of grant and the option exercise period is not more than five years from the date of grant. Otherwise, each option shall expire not later than ten years from its date of grant.

(d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

(e) Exercise. Upon exercise, the option price of a stock option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) in shares of Common Stock or shares of restricted Common Stock as to which restrictions have lapsed; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. Subject to the discretion of the Committee, any option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing

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such option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an incentive stock option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 and any successor rules and regulations applicable to such exercise. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

(f) Rule 16b-3 Restrictions. A Participant who is a director or officer subject to Section 16 of the Exchange Act shall be required to exercise stock options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

9.	Stock Appreciation Rights

(a) Grants. Awards may be granted in the form of stock appreciation rights (“SARs”). An SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value is from the option price of such related stock option to the market value on the date of exercise. No SAR may be exercised for cash by an officer or director of the Company who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(b) Terms and Conditions of Tandem SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the “exercise price” of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the Tandem SAR’s grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof, except to the extent any shares of Common Stock are issued to settle the SAR.

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(c) Terms and Conditions of Freestanding SARS. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee and designated in the Award Notice. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the Freestanding SAR’s grant.

(d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

(e) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan.

10.	Stock Awards

(a) Grants. Awards may be granted in the form of Stock Awards. Stock Awards may consist of grants of Common Stock or Common Stock derivatives, and may be granted either for consideration or for no consideration, as determined in the sole discretion of the Committee. Stock Awards shall be awarded in such numbers and at such time during the term of the Plan as the Committee shall determine.

(b) Terms and Conditions of Awards. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate, unless the Stock Award is subject to the provisions of paragraph 13.

(c) Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

(d) Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.	Performance Units

(a) Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

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(b) Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

12.	Performance Shares

(a) Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

(b) Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

13.	Provisions Applicable to Section 162(m) Participants

(a) Designation of Participants and Goals. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing: (i) designate the Participants for whom the grant of Stock Awards, performance units, or performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any), or the forgiveness of any loan pursuant to paragraph 14, shall be subject to this paragraph 13; (ii) select the performance goal or goals applicable to the fiscal year or years included within any performance period; (iii) establish the

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number or amount of Stock Awards, performance units and performance shares which may be earned or the amount of any loan which may be forgiven, for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of Stock Awards, performance units or performance shares to be earned by each such Participant, or the amount of the forgiveness of any loan made under paragraph 14, for such year or period and (v) the method for computing the amount or number of Stock Awards, performance units or performance shares payable, or the amount of any loan which may be forgiven, if the performance goals are attained.

The Committee may specify that the amount or number of Stock Awards, performance units and performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any) will be earned, or that the amount of any loan will be forgiven, if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount or number of Stock Awards, performance units and performance shares to be earned, or the amount of any loan forgiven, for a given fiscal year or years within a performance period will vary based upon different levels of achievement of the applicable performance targets.

(b) Performance Criteria. For purposes of this paragraph 13, performance goals shall be limited to one or more of the following: (i) future economic value per share of Common Stock, (ii) earnings per shares, (iii) return on average common equity, (iv) pre-tax income, (v) pre-tax operating income, (vi) net revenue, (vii) net income, (viii) profits before taxes, (ix) book value per share, (x) stock price and (xi) earnings available to common stockholders.

(c) Annual Payment. Following the completion of each fiscal year or completion of a performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such year or performance period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to a Participant or the amount of any loan forgiven with respect to a Participant for such fiscal year or performance period. The amounts due to a Participant to whom this paragraph 13 applies will be paid following the end of the applicable fiscal year or performance period after such certification by the Committee. In determining the amount due to a Participant, or the amount of any loan forgiven on with respect to a Participant, to whom this paragraph applies for a given fiscal year or performance period, the Committee shall have the right to reduce (but not to increase) the amount payable or forgiven at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

(d) Restrictions. Anything in this paragraph 13 to the contrary notwithstanding, the maximum annual amount that may be paid to a Participant or the maximum amount of any loan that may be forgiven under the Plan for (i) the fiscal year in which the Plan is approved by the Stockholders of the Company shall equal no more than $2,000,000 and (ii) each subsequent fiscal year shall equal 110% of such maximum amount for the preceding fiscal year;

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provided that the maximum annual amount determined under this paragraph 13 shall be determined without regard to the value of any stock options granted to a Participant under the Plan.

(e) Adjustment for Non-Recurring Items, Etc. Notwithstanding anything herein to the contrary, if the Company’s financial performance is affected by any event that is of a non-recurring nature, the Committee in its sole discretion may make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as may be practicable, equivalent to the calculation that would have been made without regard to such event. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or a merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and the other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change.

(f) Repeal of Section 162(m). Without further action by the Board, the provisions of this paragraph 13 shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

14.	Loans

The Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, the exercise of a stock option or the payment of consideration in connection with a Stock Award, which loan may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to such Award or payment (provided that such loan shall not exceed the fair market value of the security subject to such Award or so purchased), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loans or at any time thereafter, including the attainment of a performance goal or goals pursuant to paragraph 13.

15.	Payment of Awards

At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, Common Stock derivatives, a combination of any of the foregoing, or any other form of property as the Committee shall determine; provided that, unless otherwise expressly stated in the Award Notice for a specific Award and other than payments for partial shares of Common Stock, all Awards that are stock options, stock settled SARs, Stock Awards (including restricted shares of Common Stock) and performance units or performance shares payable in shares of Common Stock shall be paid in shares of Common Stock or Common Stock derivatives and not cash or any other form of property. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

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16.	Dividends and Dividend Equivalents

If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

17.	Deferral of Awards

At the discretion of the Committee, payment of a Stock Award, performance share, performance unit, dividend, dividend equivalent, or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant at least six months (and in the calendar year) prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

18.	Termination of Employment

If a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Participant’s Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. Notwithstanding the foregoing, and to the extent that an incentive stock option is not treated as a nonqualified stock option by the Committee or under the terms of the Plan, an incentive stock option may not be exercisable more than 90 days after the date the Participant terminates employment for any

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reason; provided, however, that if the Participant terminates employment because of a disability, the incentive stock option may not be exercised more than one year after the date of such termination.

19.	Nonassignability

Unless the Committee determines otherwise, no stock options, SARs, performance shares or other derivative securities (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act) awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Notice have lapsed. During the lifetime of the Participant, an Option, SAR, or similar-type other award shall be exercisable only by him or by the family member or trust to whom such Option, SAR, or other Award has been transferred in accordance with the previous sentence.

20.	Adjustment of Shares Available

If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

21.	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting

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the Participant to deliver to the Company, shares of Common Stock, having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes; provided that if the Participant is a director or officer who is subject to Section 16 of the Exchange Act, the withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

22.	Noncompetition Provision

Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the grant, exercise, payment or deferral of any Award, dividend, or dividend equivalent made under the Plan on a Participant’s compliance with the terms of this paragraph 22 and any other terms specified by the Committee in the Award Notice, and cause such a Participant to forfeit any payment which is deferred or to grant to the Company the right to obtain equitable relief if the Participant fails to comply with the terms hereof.

23.	Amendments to Awards

Subject to the requirements of paragraph 13, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent.

24.	Compliance with Law

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3, as the Rule may be amended or replaced, under the Exchange Act.

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25.	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

26.	Amendment

The Committee may suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without Board and shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 19), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Committee shall not amend the Plan without the approval of the Board or the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, in each case as such provisions may be amended from time to time.

27.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Maryland except as superseded by applicable Federal Law.

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Appendix C

LEGG MASON, INC.

NON-EMPLOYEE DIRECTOR EQUITY PLAN

(As Amended and Restated Effective July 19, 2007)

1.	Purpose

This Non-Employee Director Equity Plan (the “Plan”) is intended to attract and retain the services of experienced and knowledgeable non-employee directors of Legg Mason, Inc. (the “Company”) for the benefit of the Company and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Company and its stockholders. The Plan provides for equity grants to non-employee directors of the Company in the form of stock grants and restricted stock units on the terms and subject to the conditions set forth in the Plan.

2.	Definitions

Except where the context otherwise indicates, the following definitions apply for purposes of this Plan:

2.1. “Board” shall mean the Board of Directors of the Company.

2.2. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.3. “Committee” means the Compensation Committee of the Board.

2.4. “Common Stock” means common stock, par value $.10 per share, of the Company.

2.5. “Company” means Legg Mason, Inc.

2.6. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.7. “Fair Market Value” means, except as otherwise provided in Section 8.2, the mean of the high and low sales prices of the Common Stock on the New York Stock Exchange on the Grant Date or other date, as applicable (or the next preceding date on which trading occurred if there was no trading on the Grant Date or such other date). In the event that the Common Stock is no longer traded on the New York Stock Exchange on the Grant Date, then the Committee shall establish the purchase price at the fair market value determined under Treasury Regulation Section 20.2031-2.

2.8. “Grant” means an RSU or grant of Common Stock to a Non-Employee Director in the amount determined under Section 6.4.

2.9. “Grant Date” means the date on which a Grant is made under the Plan.

2.10. “Non-Employee Director” means a director of the Company who is not otherwise an officer or employee of the Company or a Subsidiary.

2.11. “Option” means an option to acquire a share of Common Stock granted to a Non-Employee Director pursuant to the Plan prior to the amendment of the Plan on July 19, 2007.

2.12. “Plan” means the Legg Mason, Inc. Non-Employee Director Equity Plan, as amended and restated effective July 19, 2007.

2.13. “Plan Year” means the taxable year of the Company.

2.14. “Restricted Stock Unit” or “RSU” means a unit that is economically equivalent to, but is not an actual, share of Common Stock.

2.15. “RSU Account” means a bookkeeping entry used by the Company to record and account for the grant of RSUs (and dividends credited to such RSUs pursuant to Section 8.2) until such time as the RSUs are distributed in the form of shares of Common Stock.

2.16. “Securities Act” means the Securities Act of 1933, as amended.

2.17. “Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

3.	Stock Subject to the Plan

Subject to adjustments as provided in Section 10 of the Plan, the shares of Common Stock that may be delivered or purchased under Options or used for reference purposes with respect to Grants under the Plan shall not exceed an aggregate of 625,000 shares of Common Stock. The Company shall reserve said number of shares for Grants and Options under the Plan, subject to adjustments as provided in Section 10 of the Plan. If any Grant or Option, or portion of a Grant or Option, under the Plan expires or terminates unexercised, or is otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Grant or Option, or portion of a Grant or Option, shall thereafter be available for further Grants under the Plan.

4.	Administration

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the Grants (which shall comply with and be subject to the terms and conditions of the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations of the matters referred to in this Section 4 shall be conclusive.

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5.	Eligibility

Each Non-Employee Director shall receive Grants in accordance with Section 6.

6.	Annual Grants

6.1. A Non-Employee Director shall receive Grants under the Plan as follows:

6.1.1. Each Non-Employee Director shall receive a Grant under the Plan as of the date of each Annual Meeting of Stockholders.

6.1.2. A newly elected director shall receive a Grant effective thirty-one (31) days after the Non-Employee Director is first elected as a director of the Company.

6.2. If the relevant date of Grant is not a trading day, the Grant shall be made as of the next succeeding trading day (i.e., the next day on which public trading of Common Stock occurs).

6.3. In order to receive a Grant, the individual must be a Non-Employee Director on the relevant Grant Date. A Non-Employee Director shall be notified by the Company, in writing, of his or her participation in this Plan within ten (10) days following the date he or she is first elected as a director of the Company.

6.4. Each Non-Employee Director may choose to have the Grant made in the form of:

6.4.1. Common Stock that has a Fair Market Value of $125,000 on the Grant Date.

6.4.2. $50,000 in cash plus Common Stock that has a Fair Market Value of $75,000 on the Grant Date; or

6.4.3. Restricted Stock Units equal to the number of shares determined under Section 6.4.1.

6.5. Any amount determined under Section 6.4 with respect to Common Stock shall be expressed in whole shares of Common Stock. Any amount that cannot be converted into whole shares of Common Stock shall be distributed in cash.

6.6. A Non-Employee Director shall elect the type of Grant (from among the choices described in Sections 6.4.1 through6.4.3) by completing and submitting to the Company a written election on a form supplied by the Company for this purpose.

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6.6.1. Elections with respect to Grants for a Plan Year must be made prior to the beginning of the Plan Year.

6.6.2. Notwithstanding the provisions of Section 6.6.1, elections of a Non-Employee Director may be made:

6.6.2.1. In the event that an amendment to the Plan that materially affects the election of a Non-Employee Director is adopted by the Board and approved by stockholders during the fiscal year, then prior to the later of (i) the day that Grants are made under Section 6.1.1 during the fiscal year, or (ii) the 30th day after the amendment is approved by stockholders; provided, however, that such elections shall only apply to a Grant made after the election is received by the Company; or

6.6.2.2. Within thirty (30) days of the date the Non-Employee Director is first elected as a director of the Company.

6.6.3. An election to defer compensation (within the meaning of Section 409A of the Code) must be made by the latest date permitted under Section 409A of the Code.

6.6.4. Except as set forth in Section 6.6.2.1, once made, a Grant election may not be changed for a Plan Year after the start of that Plan Year and shall remain in effect from Plan Year to Plan Year unless modified by the Non-Employee Director in writing on such form as may be prescribed by the Company for this purpose. Such modification shall become effective (and shall only apply to) Grants made with respect to Plan Years commencing after the date the modification is received by the Company.

6.7. Grants relate to services to be performed as a Non-Employee Director after the relevant Grant Date. Nothing in the Plan or in any Grant pursuant to the Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the right of the Company to terminate a Non-Employee Director’s service as a director at any time.

6.8. Common Stock shall not be issued with respect to a Grant under the Plan (or the exercise of an Option) unless the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted. The actual delivery of shares of Common Stock granted under the Plan will be made as soon as administratively practicable after the Grant Date.

7.	Options

7.1. Options were granted under the Plan before the Plan was amended in July 2007. The term of each Option is eight years from the date it was granted. An Option shall be exercisable only

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by delivery of written notice to the Company. Such exercise shall also be made in accordance with the provisions of the option agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. The notice of exercise shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. In the event an Option is being exercised by any person or persons other than the Non-Employee Director to whom the Option was issued, such notice shall be accompanied by appropriate evidence of the right of such person or persons to exercise such Option.

7.2. A Non-Employee Director shall be required to exercise Options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

7.3. Payment of the price payable upon exercise of the Option, the “exercise price”, may be made in cash or in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of an Option shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price must be previously owned shares. Any fractional share will be paid in cash.

7.4. Upon exercise of an Option, the Company shall have the right to retain without notice sufficient shares of stock, based on the Fair Market Value of the shares on the exercise date, to cover government withholding taxes or deductions, if any, as described in Section 9.

7.5. No Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Non-Employee Director, an Option shall be exercisable only by the Non-Employee Director. In the event of the death of a Non-Employee Director to whom a Option has been granted under the Plan, the Option may be exercised by a legatee or legatees of the option holder under his or her last will or by his or her personal representatives or distributees at any time prior to the expiration of the term of the Option.

7.6. The holder of an Option shall have none of the rights of a stockholder until the shares subject thereto shall have been registered in the name of the person or persons exercising such Option on the transfer books of the Company upon such exercise.

8.	Restricted Stock Units

8.1. The Company will establish a RSU Account on its books and records for the benefit of each Non-Employee Director who receives a Grant of RSUs and shall credit the RSU Account with the number of RSUs covered by such Grant. The number of RSUs covered by a Grant shall be determined as of the Grant Date.

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8.2. If, prior to date of payment, the Company pays any dividend (other than in Common Stock) on its Common Stock, or makes any distribution (other than in Common Stock) with respect thereto, the RSU Account will be credited with a number of additional RSUs determined by dividing the amount of the dividend or other distribution allocable to the RSUs already credited to the RSU Account as of the record date for the dividend or distribution, by the Fair Market Value of a share of Common Stock on the payment date for the dividend or distribution. Solely for purposes of determining the number of RSUs to be credited with respect to such dividend or distribution, the Fair Market Value of the Common Stock shall be an amount equal to the average of the closing prices on the principal exchange on which the Common Stock is traded on the payment date for the dividend or distribution and the four (4) trading days immediately following such payment date or, if the Common Stock is not then traded on an exchange, such amount as is determined by the Board, in good faith, in conformance with the Treasury Regulation Section 20.2031-2. Any decline in the actual trading price of the Common Stock during the five (5) day pricing period shall be the sole risk of the Non-Employee Director (or such other person or persons entitled to receive any amount with respect to the RSUs). The shares of Common Stock underlying the additional RSUs credited to the RSU Account hereby will be distributed when, and only when, the related RSUs are distributed pursuant to Section 8.3.

8.3. An RSU Account shall be paid within sixty (60) days following the earlier of:

8.3.1. The death of a Non-Employee Director, or

8.3.2. The later of (i) the date a Non-Employee Director ceases to be a member of the Board, or (ii) the date the Non-Employee Director separates from service (within the meaning of Section 409A of the Code).

Notwithstanding anything herein to the contrary, no amount of “deferred compensation” (within the meaning of Section 409A of the Code) payable to a Non-Employee Director (whether pursuant to this Section 8 or otherwise) shall be paid earlier than the earliest date permitted under Section 409A of the Code.

8.4. Payment of an RSU Account shall be made in whole shares of Common Stock equal in number to the whole number of RSUs. The portion of a RSU Account that represents fractional RSUs and thus cannot be converted into whole shares of Common Stock shall be distributed in cash based on the Fair Market Value of the Common Stock on the date that is ten (10) business days before the actual payment date.

8.5. No amount payable with respect to RSUs will, except as otherwise specifically provided by applicable law, be subject to sale, assignment, transfer, pledge, encumbrance, attachment, garnishment or levy prior to payment in accordance with Section 8.3.

8.6. Each Non-Employee Director who is granted RSUs may designate, on such form as the Company may prescribe from time to time, any person or persons (who may be named

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contingently or successively) to receive payment with respect to such RSUs upon or after his or her death, and such designation may be changed from time to time by the Non-Employee Director by filing a new designation with the Company. Each designation will revoke all prior designations by the Non-Employee Director, shall be on a form prescribed by the Company, and will be effective only when filed in writing with the Company during the lifetime of the Non-Employee Director. In the absence of a valid beneficiary designation, or if, at the time the RSUs become payable, there is no living beneficiary eligible to receive the payment that has been validly named by the Non-Employee Director, then Company shall pay any such amount to the Non-Employee Director’s surviving spouse (if the Non-Employee Director was legally married at the time of his or her death) or if there is no surviving spouse, to the Non-Employee Director’s estate. In determining the existence or identity of anyone entitled to payment, the Company may rely conclusively upon information supplied by the personal representative of the Non-Employee Director’s estate. In the event of a lack of adequate information having been supplied to the Company, or in the event that any question arises as to the existence or identity of anyone entitled to receive a payment as aforesaid, or in the event that a dispute arises with respect to any such payment, or in the event that a beneficiary designation conflicts with applicable law, or in the event the Company is in doubt for any other reason as to the right of any person to receive a payment as beneficiary then, notwithstanding the foregoing, the Company, in its sole discretion, may, in complete discharge, and without liability for any tax or other consequences which might flow therefrom: (i) distribute the payment to the Non-Employee Director’s estate, (ii) retain such payment, without liability for interest, until the rights thereto are determined, or (iii) deposit the payment into any court of competent jurisdiction.

8.7. The Company will not be required to purchase, hold or dispose of shares of Common Stock or any other investments with respect to amounts credited to an RSU Account. A Non-Employee Director has no interest in an RSU Account or in any investments the Company may purchase with such amounts, except as a general, unsecured creditor of the Company.

8.8. The obligation of the Company to make the payments with respect to RSUs is an unsecured contractual obligation only, and neither the Non-Employee Director nor any beneficiary of the Non-Employee Director shall have any beneficial or preferred interest by way of trust, escrow, lien or otherwise in and to any specific assets or funds. The Non-Employee Director and each beneficiary of the Non-Employee Director shall look solely to the general credit of the Company for satisfaction of any obligations due or to become due with respect to RSUs.

8.9. The grant of allocation of RSUs shall not confer or be construed as conferring any rights as a stockholder of the Company. Prior to the actual distribution of Common Stock pursuant to this Section 8, neither the Non-Employee Director nor any beneficiary of the Non-Employee Director will have any right to receive shares of Common Stock related to any RSUs credited hereunder.

9.	Withholding of Taxes

The Company may require, as a condition to a Grant under the Plan or exercise of any Option or to the delivery of certificates for shares issued or payments of cash pursuant to the Plan

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(hereinafter collectively referred to as a “taxable event”), that the applicable person or persons pay to the Company, in cash or, unless otherwise determined by the Company, in shares of Common Stock, including, if the Committee so permits, shares issued in connection with a Grant or acquired upon the exercise of an Option, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Company shall have the right to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. Common Stock used for withholding shall be valued at Fair Market Value on the date as of which the withholding tax liability is determined. Any withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

10.	Adjustment of Shares Available

If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Grants, the shares subject to outstanding Options, the number of outstanding RSUs and the exercise price of outstanding Options shall be automatically adjusted. If there is any change in the kind and/or number of outstanding shares of Common Stock through any change in the capitalization of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Board shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Grants as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Board shall also be authorized to make such appropriate adjustments in the kind and/or maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Grants as it deems appropriate.

11.	Amendment and Termination

11.1. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner (including, without limitation, any amendment which the Board shall deem advisable in order to conform to Section 409A of the Code or to any change in any law or regulation applicable the Plan), but may not without shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Non-Employee Directors under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 10), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Board shall not amend the Plan without the approval of the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted.

11.2. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no Grants shall be made after, June 1, 2015; provided, however, that such termination shall have no effect on Grants or Options made prior thereto.

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11.3. In the event the Board elects to terminate the Plan in connection with a “change in control” (within the meaning of Section 409A of the Code), the Board may make arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any outstanding Option or RSU. The right to cancel an RSU (or any Grant or Option that is considered deferred compensation for purposes of Section 409A of the Code) may only be made to the extent such cancellation will not result in any additional tax under Section 409A of the Code.

12.	Governing Law

The validity, construction and effect of the Plan, of Grants made under the Plan, of Options issued under the Plan and of any rules, regulations, determinations or decisions made by the Board or the Committee relating to the Plan or such Grant or Option, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

13.	Effectiveness of the Plan

13.1. The Plan became effective on June 1, 2005, the date of its adoption by the Board of Directors, subject to approval by the vote of a majority of the votes cast by holders of the shares of Common Stock at a meeting of the stockholders within twelve months after the date of adoption of the Plan by the Board.

13.2. This Plan is subject to the Articles of Incorporation and By-Laws of the Company, as they may be amended from time to time.

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